                                                                     EXHIBIT 3.4
                           DAILEY INTERNATIONAL, INC.

                            Certificate of Amendment
                                       to
                          Certificate of Incorporation


       Dailey International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

              FIRST: That the Board of Directors of the Corporation by unanimous written consent dated October 6, 1997, unanimously adopted a resolution proposing and adopting the following amendment to the Certificate of Incorporation of the Corporation:

                     (a) That Article 1 of the Company's Certificate of Incorporation, as amended, be amended and restated in its entirety to read as follows:

                                   ARTICLE 1

                   "The name of the Corporation is Dailey Energy Services, Inc."

              SECOND: That by unanimous written consent, the sole stockholder of the Company by unanimous written consent dated October 6, 1997, gave its approval to such amendment in accordance with the provisions of
       Section 242 of the General Corporation Law of the State of Delaware.

              THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly elected Secretary this 7th day of October, 1997.

                                          DAILEY INTERNATIONAL, INC.



                                                /s/ William D. Sutton
                                          ---------------------------------
                                                    William D. Sutton
                                                    Secretary

                          CERTIFICATE OF INCORPORATION

                                       OF

                           DAILEY INTERNATIONAL, INC.


       1.     The name of the corporation is:

              Dailey International, Inc.

       2. The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

       3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       4. The total number of shares of stock which the corporation shall have authority to issue is Ten Thousand (10,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to Ten Thousand Dollars ($10,000.00).

       5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

       6.     The name and mailing address of the incorporator is:

              L.M. Custis
              100 West Tenth Street
              Wilmington, Delaware 19801

       I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 6th day of January, 1983.




                                                  /s/ L.M. Custis
                                          ---------------------------------
                                                      L.M. Custis

                             FIRST RESTATED BY-LAWS

                                       OF

                          DAILEY ENERGY SERVICES, INC.
                 (FORMERLY KNOWN AS DAILEY INTERNATIONAL, INC.)

                             A Delaware Corporation
                                     U.S.A.


                              ARTICLE I -- OFFICES

1.     REGISTERED OFFICE AND AGENT

       The registered office of the corporation shall be maintained at THE CORPORATION TRUST COMPANY, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The registered office or the registered agent, or both, may be changed by resolution of the Board of Directors, upon filing the statement required by law.

2.     PRINCIPAL OFFICE

       The principal office of the corporation shall be at Unit C, Dolphin Development, Abbotswell Road, Tullos, Aberdeen, provided that the Board of directors shall have power to change the location of the principal office in its discretion to other locations in the United Kingdom.

3.     OTHER OFFICES

       The corporation may also maintain other offices at such places within or without the State of Delaware as the Board of Directors may from time to time appoint or as the business of the corporation may require.

                           ARTICLE II -- SHAREHOLDERS

1.     PLACE OF MEETING

       All meetings of shareholders, both regular and special, shall be held either at the principal office of the corporation in Aberdeen or at such other place within the United Kingdom, as shall be designated in the Notice of Meeting.

2.     ANNUAL MEETING

       The annual meeting of shareholders for the election of directors and for the transaction of all other business which may come before the meeting shall be held within ninety (90) days after the end of the fiscal year on the date and at the hour specified in the Notice of Meeting.

       If the election of directors shall not be held at the above-described annual meting, the Board of Directors shall cause the election to be held as soon thereafter as conveniently may be at a special meeting of the shareholders called for the purpose of holding such election.

       The annual meeting of shareholders may be held for any other person in addition to the election of directors which may be specified in a notice of such meeting. The meeting may be called by resolution of the Board of Directors or by a writing filed with the secretary signed either by a majority of the directors or by shareholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote at any such meeting.

3.     NOTICE OF SHAREHOLDERS' MEETING

       A written or printed notice stating the place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the president, secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail addressed to the shareholder at his address as it appears on the share transfer books of the corporation, with postage thereof prepaid.

4.     VOTING OF SHARES

       Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation or by law.

       Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by this corporation, and shares of its own stock held by this corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

       A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and in no event shall it remain irrevocable for a period of more than eleven (11) months.

5.     CLOSING TRANSFER BOOKS AND FIXING RECORD DATE

       For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the share transfer books shall be closed for a stated period not exceeding fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the by-laws, or in the absence of an applicable by-laws, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, not later than fifty (50) days and, in case of a meeting of shareholders, not earlier than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of share transfer books and the stated period of closing has expired.

6.     QUORUM OF SHAREHOLDERS

       Unless otherwise provided in the articles of incorporation, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of the holders of less than one-half ( 1/2) of the shares entitled to vote and thus represented at such meeting. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law, the articles of incorporation or the by-laws.

7.     VOTING LISTS

       The officer or agent having charge of the share transfer books for the shares of the corporation shall make, at least ten (10) days before each meeting of a shareholders, a complete list of the shareholder entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10 ) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer books shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

                            ARTICLE III -- DIRECTORS

1.     BOARD OF DIRECTORS

       The business and affairs of the corporation shall be managed by a Board of Directors. Directors need not be residents of the State of Delaware or shareholders in the corporation.

2.     NUMBER AND ELECTION OF DIRECTORS

       The number of directors shall be three (3), provided that the number may be increased or decreased from time to time by an amendment to these by-laws, but no decrease shall have the effect of shortening the term of any incumbent director. At each annual election, the shareholders shall elect directors to hold office until the next succeeding annual meeting.

3.     VACANCIES

       Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of the remaining directors, though less than a quorum of the board. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

4.     QUORUM OF DIRECTORS

       A majority of the Board of Directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

5.     ANNUAL MEETING OF DIRECTORS

       Within thirty (30) days after each annual meeting of shareholders, the Board of Directors elected at such meeting shall hold an annual meeting at which they shall elect officers and transact such other business as shall come before the meeting.

6.     REGULAR MEETING OF DIRECTORS

       A regular meeting of the Board of Directors may be held at such time as shall be determined from time to time by resolution of the Board of Directors.

7.     SPECIAL MEETINGS OF DIRECTORS

       The secretary shall call a special meeting of the Board of Directors whenever requested to do so by the president or by one director. Such special meeting shall be held at the time specified in the Notice of Meeting.

8.     PLACE OF DIRECTORS' MEETINGS

       All meetings of the Board of Directors (annual, regular or special) shall be held within the United Kingdom.

9.     NOTICE OF DIRECTORS' MEETINGS

       All meetings of the Board of Directors (annual, regular or special) shall be held upon five (5) days' written notice stating the date, place and hour of meeting delivered to each director either personally or by mail or at the direction of the president or the secretary or the officer or person calling the meeting.

       In any case where all of the directors execute a waiver of notice of the time and place of meeting, no notice thereof shall be required, and any such meeting (whether annual, regular or special) shall be held at the time and at the place within the United Kingdom specified in the waiver of notice. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where the directors attend a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

       Neither the business to be transacted at nor the purpose of any annual, regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

       Any action permitted to the Directors under the Articles of Incorporation or the by-laws herein may be taken either with or without a meeting. In the event that the Directors consent to action without a meeting, they shall cause a record of such consent to be placed with minutes of the directors meetings in the corporate records. Furthermore, any such action by directors without a meeting shall be in accordance with Section 141(f) of the Delaware General Corporation Law, as amended.

       The directors or secretary shall notify the shareholders at least ten
(10) days in advance of any meeting of the board of directors and shall submit to the shareholders a copy of the proposed agenda for the meeting. The shareholders shall be entitled to comment on the items to be discussed, offer their opinion as to proposed board action or suggest additional items be placed on the agenda for consideration by the board of directors.

10.    COMPENSATION

       Directors as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the board, provided that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

                             ARTICLE IV -- OFFICERS

1.     OFFICERS' ELECTION

       The officers of the corporation shall consist of a president, one or more vice-presidents, a secretary, one or more assistant-secretaries, a treasurer, and one or more assistant-treasurers. All such officers shall be elected at the annual meeting of the Board of Directors provided for in Article III, Section 5. If any office is not filled at such annual meeting, it may be filled at any subsequent regular or special meeting of the board. The Board of Directors at such annual meeting or at any subsequent regular or special meeting may also elect or appoint such other officers and assistant officers and agents as may be deemed necessary. Any two or more offices may be held by the same person, except the offices of president and secretary.

       All officers and assistant officers shall be elected to serve until the next annual meeting of directors (following the next annual meeting of shareholders) or until their successors are elected; provided that any officer or assistant officers elected or appointed by the Board of Directors may be removed with or without cause at any regular or special meeting of the board whenever in the judgment of the Board of Directors the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any agent appointed shall serve for such term, no longer than the next annual meeting of the Board of Directors, as shall be specified, subject to like right of removal by the Board of Directors.

2.     VACANCIES

       If any office becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

3.     POWER OF OFFICERS

       Each officer shall have, subject to these by-laws, in addition to the duties and powers specified specifically set forth herein, such powers and duties as are commonly incident to his office and such duties and powers as the Board of Directors shall from time to time designate. All officers shall perform their duties subject to the directions and under the supervision of the Board of Directors. The president may secure the fidelity of any and all officers by bond or otherwise.

4.     PRESIDENT

       The president shall preside at all meetings of the directors and shareholders. He shall see that all orders and resolutions of the board are carried out, subject however, to the right of the directors to delegate specific powers, except such as may be by statute exclusively conferred on the president, to any other officers of the corporation.

       He or any vice-president shall execute bonds, mortgages and other instruments requiring a seal, in the name of the corporation, and when authorized by the board, he or any vice-president may affix the seal to any instrument requiring the same, and the seal when so affixed shall be attested by the signature of either the secretary or an assistant secretary. He or any vice-president shall sign certificates of stock.

       The President shall be ex-officio a member of all standing committees.

       He shall submit a report of the operations of the corporation for the year to the directors at their meeting next preceding the annual meeting of the shareholders and to the shareholders at their annual meeting.

5.     CHAIRMAN

       The Chairman shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and he shall perform such other duties as the Board of Directors shall prescribe.

6.     VICE-PRESIDENTS

       The vice-presidents in the order of seniority of service as an officer (not service as an employee) shall, in the absence or disability of the president and the Chairman, perform the duties and exercise the powers of the president, and they shall perform such other duties as the Board of Directors shall prescribe.

7.     THE SECRETARY AND ASSISTANT SECRETARIES

       The Secretary shall attend all meetings of the board and all meetings of the shareholders and shall record all votes and the minutes of all proceedings and shall perform like duties for the standing committees when required. He shall give or cause to be given notice of all meetings of the shareholders and all meetings of the Board of Directors and shall perform such other duties as may be prescribed by the board. He shall keep in safe custody the seal of the corporation, and when authorized by the board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of an assistant secretary.

       The assistant secretary shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary, and they shall perform such other duties as the Board of Directors shall prescribe.

       In the absence of the secretary or an assistant secretary, the minutes of all meetings of the board and shareholders shall be recorded by such person as shall be designated by the president or by the Board of Directors.

8.     THE TREASURER AND ASSISTANT TREASURERS

       The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

       The treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements. He shall keep and maintain the corporation's books of account and shall render to the president and directors an account of all of his transactions as treasurer and of the financial condition of the corporation and exhibit his books, records and accounts to the president or directors at any time. He shall disburse funds for capital expenditures as authorized by the Board of Directors and in accordance with the orders of the president, and present to the president for his attention any requests for disbursing funds if in the judgment of the treasurer any such request is not properly authorized. He shall perform such other duties as may be directed by the Board of Directors or by the president.

       If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

       The assistant treasurers in the order of their seniority shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer, and they shall perform such other duties as the Board of Directors shall prescribe.

               ARTICLE V -- CERTIFICATES OF STOCK; TRANSFER, ETC.

1.     CERTIFICATES OF STOCK

       The certificates for shares of stock of the corporation shall be numbered and shall be entered in the corporate stock transfer register as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the president or a vice-president and the secretary or an assistant secretary and shall be sealed with the seal of the corporation or a facsimile thereof. If the corporation has a transfer agent or a registrar, other than the corporation itself or an employee of the corporation, the signatures of any such officer may be facsimile. In case any officer or officers who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before said certificate or certificates shall have been issued, such certificate may nevertheless be issued by the corporation with the same effect as though the person or persons who signed such certificates or whose facsimile signature or signatures shall have been used thereon had been such officer or officers at the date of its issuance. Certificates shall be in such form as shall in conformity to law be prescribed from time to time by the Board of Directors.

       The corporation may appoint from time to time transfer agents and registrars, who shall perform their duties under the supervision of the secretary.

2.     TRANSFERS OF SHARES

       The transfer, by the holder thereof, of all issued shares of the Corporation shall require the prior express approval of the Corporation.

       Upon surrender to the corporation or the transfer of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

3.     REGISTERED SHAREHOLDERS

       The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

4.     LOST CERTIFICATE

       The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost. When authorizing such issue of a new certificate or certificates, the Board of Directors in its discretion as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require or to give the corporation a bond with surety and in form satisfactory to the corporation (which bond shall also name the corporation's transfer agents and registrars, if any, as obligees) in such sum as it may direct as indemnity against any claim that may be made against the corporation or other obligees with respect to the certificate alleged to have been lost or destroyed, or to advertise and also give such bond.

                             ARTICLE VI -- DIVIDEND

1.     DECLARATION

       The Board of Directors may declare at any annual, regular or special meeting of the board and the corporation may pay dividends on the outstanding shares in cash, property or in the shares of the corporation to the extent permitted by, and subject to the provisions of, the laws of the State of Delaware.

2.     RESERVES

       Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the corporation or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may abolish any such reserve in the manner in which it was created.

                          ARTICLE VII -- MISCELLANEOUS

1.     INFORMAL ACTION

       Any action required to be taken or which may be taken at a meeting of the shareholders, directors or members of the executive committee may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the shareholders, directors or members of the executive committee, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of the shareholders, directors or members of the executive committee as the case may be, at a meeting of said body.

2.     SEAL

       The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its incorporation and the words "DELAWARE" and "CORPORATE SEAL." The seal may be used by causing it or a facsimile to be impressed or affixed or in any other manner reproduced. The corporate seal may be altered by order of the Board of Directors at any time.

3.     CHECKS

       All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

4.     FISCAL YEAR

       The fiscal year of the corporation shall begin on the first day of May in each and every year.

5.     DIRECTORS' ANNUAL STATEMENT

       The Board of Directors shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the corporation.

6.     CLOSE CORPORATIONS: MANAGEMENT BY SHAREHOLDERS

       If the articles of incorporation of the corporation and each certificate representing its issued and outstanding shares states that the business and affairs of the corporation shall be managed by the shareholders of the corporation rather than by a Board of Directors, then, whenever the context so requires the shareholders of the corporation shall be deemed the directors of the corporation for purposes of applying any provision of these by-laws.

7.     AMENDMENTS

       These by-laws may be altered, amended or repealed in whole or in part by either the affirmative vote of the holders of three-fourths ( 3/4) of the shares outstanding and entitled to vote, or such power may be exercised by the three-fourths ( 3/4) vote of the Board of Directors.


                                          APPROVED:



                                                 /s/ JACK D. BAKER
                                          -------------------------------
                                          Jack D. Baker, Director



                                                 /s/ GRAHAM BERRY
                                          -------------------------------
                                          Graham Berry, Director

                          CERTIFICATE OF INCORPORATION

                                       OF

                     DAILEY INTERNATIONAL SALES CORPORATION


       i.     The name of the corporation is:

                     DAILEY INTERNATIONAL SALES CORPORATION

       ii. The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

       iii. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       iv. The total number of shares of stock which the corporation shall have authority to issue is Five Thousand (5,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to Five Thousand Dollars ($5,000.00).

       v. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by written ballot.

       vi.    The name and mailing address of the incorporator is:

                                 L.M. Custis
                            100 West Tenth Street
                         Wilmington, Delaware  19801

       I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunder set my hand this 7th day of March, 1984.



                                                          /s/ L.M.CUSTIS
                                                  ------------------------------
                                                              L.M. Custis

                                    BY-LAWS
                                       OF
                     DAILEY INTERNATIONAL SALES CORPORATION
                                   ARTICLE I

                                    OFFICES

       SECTION 1.l. Registered Office. The registered office of the corporation in the State of Delaware shall be in the city of Wilmington, County of New Castle, and the name of its registered agent shall be The Corporation Trust Company.

       SECTION 1.2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

       SECTION 2.1. Place of Meeting. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

       SECTION 2.2. Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

       SECTION 2.3. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

       SECTION 2.4. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President or by the Board of Directors or by written order of a majority of the directors and shall be called by the President or the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote.

Such request shall state the purposes of the proposed meeting. The President or directors so calling, or the stockholders so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

       SECTION 2.5. Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten nor more than 50 days before the meeting.

       SECTION 2.6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy(1) shall constitute a quorum at any meeting of stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these bylaws, the holders of a majority of the shares of capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

       SECTION 2.7. Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these by-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder, bearing a date not more than three years prior to voting, unless such instrument provides for a longer period, and filed with the Secretary of the corporation before, or at the time of, the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

       SECTION 2.8. Consent of Stockholders. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or on the written consent of the holders of stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

       SECTION 2.9. Voting of Stock of Certain Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

       SECTION 2.10. Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.

       SECTION 2.11. Fixing Record Date. The Board of Directors may fix in advance a date, not exceeding 60 days preceding the date of any meeting of stockholders, or the date for payment of any dividend or distribution, or the date from the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

                                  ARTICLE III

                               BOARD OF DIRECTORS

       SECTION 3.1. Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

       SECTION 3.2. Number, Election and Term. The number of directors which shall constitute the whole Board shall be not less than one. Such number of directors shall from time to time be fixed and determined by the directors and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.3, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the corporation.

       SECTION 3.3. Vacancies, Additional Directors and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill newly created directorship; and a director so chosen shall hold office until the next annual election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Amy director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

       SECTION 3.4. Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than this by-law, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

       SECTION 3.5. Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

       SECTION 3.6. Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the by-laws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

       SECTION 3.7. Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these by-laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

       SECTION 3.8. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these by-laws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

       SECTION 3.9. Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these by-laws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                             COMMITTEE OF DIRECTORS

       SECTION 4.1. Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of two or more of the directors of the corporation. The committee shall have and may exercise such of the powers of the Board, of Directors in the management of the business and affairs of the corporation as may be provided in such resolution. The committee may authorize the seal of the corporation to be affixed to all papers which may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

       SECTION 4.2. Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

       SECTION 4.3. Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

                                   ARTICLE V

                                     NOTICE

       SECTION 5.1. Methods of Giving Notice. Whenever under the provisions of the statutes, the Certificate of Incorporation or these by-laws, notice is required to be given to any director, member of any committee or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member or stockholder; provided that in the case of a director or a member of any committee such notice may be given orally or by telephone or telegram. If mailed, notice to a director, member of a committee or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the corporation or, in the case of a director or a member of a committee to such person at his business address. If sent by telegraph, notice to a director or member of a committee shall be deemed to be given when the telegram, so addressed, is delivered to the telegraph company.

       SECTION 5.2. Written Waiver. Whenever any notice is required to be given under the provisions of the statutes, the Certificate of Incorporation or these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI

                                    OFFICERS

       SECTION 6.1. Officers. The officers of the corporation shall be a Chairman of the Board and Vice Chairman of the Board (if such offices are created by the Board), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and Treasurer. The Board of Directors may by resolution create the office of Vice Chairman of the Board and define the duties of such office. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices, other than the offices of President and Secretary, may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these by-laws or by any act of the corporation to be executed, acknowledged, verified or countersigned by two or more officers. The Chairman and Vice Chairman of the Board shall be elected from among the directors. With foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

       SECTION 6.2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and Vice Chairman.

       SECTION 6.3. Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interest of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

       SECTION 6.4. Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

       SECTION 6.5. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

       SECTION 6.6. Chairman of the Board. The Chairman of the Board (if such office is created by the Board) shall preside at all meetings of the Board of Directors or of the stockholders of the corporation. In the Chairman's absence, such duties shall be attended to by the Vice Chairman of the Board. The Chairman shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

       SECTION 6.7. President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman of the Board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these by-laws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation, and in general, he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors or the Executive Committee from time to time.

       SECTION 6.8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee

       SECTION 6.9. Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for the shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

       SECTION 6.10. Treasurer. If required by the Board of Directors, the Treasure shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Section
7.3 of these by-laws; (b) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and
(c) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

       SECTION 6.11. Assistant Secretary or Treasurer The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

                                  ARTICLE VII

                         CONTRACTS, CHECKS AND DEPOSITS

       SECTION 7.1. Contracts. Subject to the provisions of Section 6.1, the Board of Directors may authorize any officer, officers, agent or agents, to enter into any contract or execute an deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

       SECTION 7.2. Checks, etc. All checks, demands, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

       SECTION 7.3. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time, to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                  ARTICLE VIII

                             CERTIFICATES OF STOCK

       SECTION 8.1. Issuance. Each stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his name on the books of the corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. If any certificate is countersigned (l) by a transfer agent other than the corporation or any employee of the corporation, or (2) by a registrar other than the corporation or any employee of the corporation, any other signature on the certificate may be facsimile. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, stolen, destroyed or mutilated certificate a new one may be issued therefor upon such terms and with such indemnity, if any, to the corporation as the Board of Directors may prescribe. Certificates shall not be issued representing fractional shares of stock.

       SECTION 8.2. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed, or both.

       SECTION 8.3. Transfers. Upon surrender to the corporation or the transfer agent of the corporation. of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty or the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the transfer agent.

       SECTION 8.4. Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                   ARTICLE IX

                                   DIVIDENDS

       SECTION 9.1. Declaration. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

       SECTION 9.2. Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                INDEMNIFICATION

       SECTION 10.1. Third Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

       SECTION 10.2. Actions by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

       SECTION 10.3. Determination of Conduct. The determination of an officer, director, employee or agent, has met the applicable standard of conduct set forth in Sections 10.1 and 10.2 (unless indemnification is ordered by a court) shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

       SECTION 10.4. Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article X.

       SECTION 10.5. Definition. For purposes of this Article x, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or who was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article X, with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

       SECTION 10.6. Indemnity Not Exclusive. The indemnification provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE XI

                                 MISCELLANEOUS

       SECTION 11.1. Seal. The corporate seal shall have inscribed thereon the name of the corporation, and the words "Corporate Seal, Delaware"'. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

       SECTION 11.2. Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation at Houston, Texas, or at such other place or places as may be designated from time to time by the Board of Directors.

                                  ARTICLE XII

                                   AMENDMENT

       These by-laws may be altered, amended or repealed at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment or repeal be contained in the notice of such special meeting.

                          CERTIFICATE OF INCORPORATION

                                       OF

                       COLOMBIA PETROLEUM SERVICES CORP.


       i.     The name of the corporation is:

                       COLOMBIA PETROLEUM SERVICES CORP.

       ii. The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

       iii. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       iv. The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to One Thousand Dollars ($1,000.00).

       v. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

       vi.    The name and mailing address of the incorporator is:

                                 L.M. Custis
                            100 West Tenth Street
                         Wilmington, Delaware  19801

       I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 4th day of October, 1983.



                                                  /s/ L.M. CUSTIS
                                             -----------------------------
                                                      L.M. Custis

                            CERTIFICATE OF AMENDMENT
                        OF CERTIFICATE OF INCORPORATION
                      OF COLOMBIA PETROLEUM SERVICES CORP.


       COLOMBIA PETROLEUM SERVICES CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware does hereby certify:

       The amendment to the Corporation's Certificate of Incorporation set forth in the following resolutions approved by the Corporation's Board of Directors and stockholders was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

       RESOLVED, that the Certificate of Incorporation of the corporation be amended by striking Article 3 in its entirety and replacing therefor:

              3. The nature of the business or purposes to be conducted or promoted is to engage in the supply of drilling equipment and corresponding tests; drilling of wells. In relation with such services, the company may render those of supply, maintenance of equipment, elements and tools. In addition and in relation with such services, the company may perform directly the activities necessary for the rendering of the principal service such as civil works, transportation of equipment and personnel, telecommunications, etc.

       IN WITNESS WHEREOF, COLOMBIA PETROLEUM SERVICES CORP. has caused this Certificate to be signed and attested by its duly authorized officers this 28th day of January, 1992.



                                   COLOMBIA PETROLEUM SERVICES CORP.



                                   /s/ JAMES F. FARR
                                   ---------------------------------
                                   James F. Farr
                                   President

Attest:


/s/ SHERRIE L. VONDRAK
------------------------------
Sherrie L. Vondrak
Asst. Secretary

                              AMENDED MAY 1, 1990

                               AMENDED BYLAWS OF

                       COLOMBIA PETROLEUM SERVICES CORP.
                             A Delaware Corporation


                              ARTICLE I - OFFICES


1.     REGISTERED OFFICE AND AGENT

       The registered office of the corporation shall be maintained at THE CORPORATION TRUST COMPANY, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The registered office or the registered agent, or both, may be changed by resolution of the board of directors, upon filing the statement required by law.


2.     PRINCIPAL OFFICE

       The principal office of the corporation shall be at 2507 N. Frazier, Conroe, Texas 77305, provided that the board of directors shall have power to change the location of the principal office in its discretion.

3.     OTHER OFFICES

       The corporation may also maintain other offices at such places within or without the State of Delaware as the board of directors may from time to time appoint or as the business of the corporation may require.

                           ARTICLE II - SHAREHOLDERS

1.     PLACE OF MEETING

       All meetings of shareholders, both regular and special, shall be held either at the principal office of the corporation in Texas or at such other places, either within or without the state, as shall be designated in the notice of the meeting.

2.     ANNUAL MEETING

       The annual meeting of shareholders for the election of directors and for the transaction of all other business which may come before the meeting shall be held in the month of May in each year (if not a legal holiday, and if a legal holiday, then on the next business day following) on the date and at the hour specified in the notice of meeting.

       If the election of directors shall not be held on the day above designated for the annual meeting the board of directors shall cause the election to be held as soon thereafter as conveniently may be at a special meeting of the shareholders called for the purpose of holding such election.

       The annual meeting of shareholders may be held for any other person in addition to the election of directors which may be specified in a notice of such meeting. The meeting may be called by resolution of the board of directors or by a writing filed with the secretary signed either by a majority of the directors or by shareholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote at any such meeting.

3.     NOTICE OF SHAREHOLDERS' MEETING

       A written or printed notice stating the place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the president, secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the share transfer books of the corporation, with postage thereon prepaid.

4.     VOTING OF SHARES

       Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation or by law.

       Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by this corporation, and share of its own stock held by this corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

       A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and in no event shall it remain irrevocable for a period of more than eleven (11) months.

5.     CLOSING TRANSFER BOOKS AND FIXING RECORD DATE

       For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the share transfer books shall be closed for a stated period not exceeding fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholder entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the by-laws, or in the absence of an applicable by-laws, the board of directors may fix in advance a date as the record date for any such determination of shareholders, not later than fifty (50) days and, in case of a meeting of shareholders, not earlier than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of share transfer books and the stated period of closing has expired.

6.     QUORUM OF SHAREHOLDERS

       Unless otherwise provided in the articles of incorporation, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of the holders of less than one-half (1/2) of the shares entitled to vote and thus represented at such meeting. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law, the articles of incorporation or the by-laws.

7.     VOTING LISTS

       The officer or agent having charge of the share transfer books for the shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholder entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer books shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

                            ARTICLE III - DIRECTORS

1.     BOARD OF DIRECTORS

       The business and affairs of the corporation shall be managed by a board of directors. Directors need not be residents of the State of Delaware or shareholders in the corporation.

2.     NUMBER AND ELECTION OF DIRECTORS

       The number of directors shall be not less than one (1), provided that the number may be increased or decreased from time to time by an amendment to these by-laws, but no decrease shall have the effect of shortening the term of any incumbent director. At each annual election, the shareholders shall elect directors to hold office until the next succeeding annual meeting.

       3.     VACANCIES

       Any vacancy occurring in the board of directors may be filled by the affirmative vote of the shareholders at a special meeting. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

4.     QUORUM OF DIRECTORS

       A majority of the board of directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

5.     ANNUAL MEETING OF DIRECTORS

       Within thirty (30) days after each annual meeting of shareholders, the board of directors elected at such meeting shall hold an annual meeting at which they shall elect officers and transact such other business as shall come before the meeting.


6.     REGULAR MEETING OF DIRECTORS

       A regular meeting of the board of directors may be held at such time as shall be determined from time to time by resolution of the board of directors.

7.     SPECIAL MEETINGS OF DIRECTORS

       The secretary shall call a special meeting of the board of directors whenever requested to do so by the president or by one director. Such special meeting shall be held at the time specified in the notice of meeting.

8.     PLACE OF DIRECTORS MEETINGS

       All meetings of the board of directors (annual, regular or special) shall be held either at the principal office of the corporation or at such other place, either within or without the State of Texas, as shall be specified in the notice of meeting.

9.     NOTICE OF DIRECTORS' MEETINGS

       All meetings of the board of directors (annual, regular or special) shall be held upon five (5) days' written notice stating the date, place and hour of meeting delivered to each director either personally or by mail or at the direction of the president or the secretary or the officer or person calling the meeting.

       In any case where all of the directors execute a waiver of notice of the time and place of meeting, no notice thereof shall be required, and any such meeting (whether annual, regular or special) shall be held at the time and at the place (either within or without the State of Delaware) specified in the waiver of notice. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where the directors attend a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

       Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

       Any action permitted to the Directors under the Articles of Incorporation or the By-laws herein may be taken either with or without a meeting. In the event that the Directors consent to action without a meeting, they shall cause a record of such consent to be placed with minutes of the directors meetings in the corporate records. Furthermore, any such action by directors without a meeting shall be in accordance with Section 141(f) of the Delaware General Corporation Law, as amended.

10.    COMPENSATION

       Directors, as such, shall not receive any stated salary for their services, but by resolution of the board of directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the board, provided that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

                             ARTICLE IV - OFFICERS

1.     OFFICERS' ELECTION

       The officers of the corporation shall consist of a Chairman, a president, one or more vice-presidents, a secretary, one or more assistant-secretaries, a treasurer, and one or more assistant-treasurers. All such officers shall be elected at the annual meeting of the board of directors provided for in Article III, Section 5. If any office is not filled at such annual meeting, it may be filled at any subsequent regular or special meeting of the board. The board of directors at such annual meeting, or at any subsequent regular or special meeting may also elect or appoint such other officers and assistant officers and agents as may be deemed necessary. Any two or more offices may be held by the same person, except the offices of president and secretary.

       All officers and assistant officers shall be elected to serve until the next annual meeting of directors (following the next annual meeting of shareholders) or until their successors are elected; provided that any officer or assistant officers elected or appointed by the board of directors may be removed with or without cause at any regular or special meeting of the board whenever in the judgment of the board of directors the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any agent appointed shall serve for such term, not longer than the next annual meeting of the board of directors, as shall be specified, subject to like right of removal by the board of directors.

2.     VACANCIES

       If any office becomes vacant for any reason, the vacancy may be filled by the board of directors.

3.     POWER OF OFFICERS

       Each officer shall have, subject to these by-laws, in addition to the duties and powers specifically set forth herein, such powers and duties as are commonly incident to his office and such duties and powers as the board of directors shall from time to time designate. All officers shall perform their duties subject to the directions and under the supervision of the board of directors. The president may secure the fidelity of any and all officers by bond or otherwise.

4.     PRESIDENT

       The president shall preside at all meetings of the directors and shareholders. He shall see that all orders and resolutions of the board are carried out, subject however, to the right of the directors to delegate specific powers, except such as may be by statute exclusively conferred on the president, to any other officers of the corporation.

       He or any vice-president shall execute bonds, mortgages and other instruments requiring a seal, in the name of the corporation, and, when authorized by the board, he or any vice-president may affix the seal to any instrument requiring the same, and the seal when so affixed shall be attested by the signature of either the secretary or an assistant secretary. He or any vice-president shall sign certificates of stock.

       The President shall be ex-officio a member of all standing committees.

       He shall submit a report of the operations of the corporation for the year to the directors at their meeting next preceding the annual meeting of the shareholders and to the shareholders at their annual meeting.

5.     CHAIRMAN

       The Chairman shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and he shall perform such other duties as the board of directors shall prescribe.

6.     VICE-PRESIDENTS

       The vice-presidents, in the order of seniority of service as an officer (not service as an employee) shall, in the absence or disability of the president and the Chairman, perform the duties and exercise the powers of the president, and they shall perform such other duties as the board of directors shall prescribe.

7.     THE SECRETARY AND ASSISTANT SECRETARIES

       The Secretary shall attend all meetings of the board and all meetings of the shareholders and shall record all votes and the minutes of all proceedings and shall perform like duties for the standing committees when required. He shall give or cause to be given notice of all meetings of the shareholders and all meetings of the board of directors and shall perform such other duties as may be prescribed by the board. He shall keep in safe custody the seal of the corporation, and when authorized by the board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of an assistant secretary.

       The assistant secretary shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary, and they shall perform such other duties as the board of directors shall prescribe.
       In the absence of the secretary or an assistant secretary, the minutes of all meetings of the board and shareholders shall be recorded by such person as shall be designated by the president or by the board of directors.

8.     THE TREASURER AND ASSISTANT TREASURERS

       The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

       The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements. He shall keep and maintain the corporation's books of account and shall render to the president and directors an account of all of his transactions as treasurer and of the financial condition of the corporation and exhibit his books, records and accounts to the president or directors at any time. He shall disburse funds for capital expenditures as authorized by the board of directors and in accordance with the orders of the president, and present to the president for his attention any requests for disbursing funds if in the judgment of the treasurer any such request is not properly authorized. He shall perform such other duties as may be directed by the board of directors or by the president, and present to the president for his attention any requests for disbursing funds if in the judgment of the treasurer any such request is not properly authorized. He shall perform such other duties as may be directed by the board of directors or by the president.

       If required by the board of directors he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the transaction to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

       The assistant treasurers in the order of their seniority shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer, and they shall perform such other duties as the board of directors shall prescribe.

                ARTICLE V - CERTIFICATES OF STOCK: TRANSFER ETC.

1.     CERTIFICATES OF STOCK

       The certificates for shares of stock of the corporation shall be numbered and shall be entered in the corporate stock transfer register as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the president or a vice-president and the secretary or an assistant secretary and shall be sealed with the seal of the corporation or a facsimile thereof. If the corporation has a transfer agent or a registrar, other than the corporation itself or an employee of the corporation, the signatures of any such officer may be facsimile. In case any officer or officers who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before said certificate or certificates shall have been issued, such certificate may nevertheless be issued by the corporation with the same effect as though the person or persons who signed such certificates or whose facsimile signature or signatures shall have been used thereon had been such officer or officers at the date of its issuance. Certificates shall be in such form as shall in conformity to law be prescribed from time to time by the board of directors.

       The corporation may appoint from time to time transfer agents and registrars, who shall perform their duties under the supervision of the secretary.

2.     TRANSFERS OF SHARES

       Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

3.     REGISTERED SHAREHOLDERS

       The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

4.     LOST CERTIFICATE

       The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost. When authorizing such issue of a new certificate or certificates, the board of directors in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require or to give the corporation a bond with surety and in form satisfactory to the corporation (which bond shall also name the corporation's transfer agents and registrars, if any, as obligees) in such sum as it may direct as indemnity against any claim that may be made against the corporation or other obligees with respect to the certificate alleged to have been lost or destroyed, or to advertise and also give such bond.


                             ARTICLE VI - DIVIDEND

l.     DECLARATION

       The board of directors may declare at any annual, regular or special meeting of the board and the corporation may pay, dividends on the outstanding shares in cash, property or in the shares of the corporation to the extent permitted by, and subject to the provisions of, the laws of the State of Delaware.

2.     RESERVES

       Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the corporation or for such other purpose as the directors shall think conducive to the interest of the corporation and the directors may abolish any such reserve in the manner in which it was created.

                                ARTICLE VII - MISCELLANEOUS

1.     INFORMAL ACTION

       Any action required to be taken or which may be taken at a meeting of the shareholders, directors or members of the executive committee, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the shareholders, directors, or members of the executive committee, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of the shareholders, directors, or members of the executive committee, as the case may be, at a meeting of said body.

2.     SEAL

       The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its incorporation and the words "DELAWARE" and "CORPORATE SEAL." The seal may be used by causing it or a facsimile to be impressed or affixed or in any other manner reproduced. The corporate seal may be altered by order of the board of directors at any time.

3.     CHECKS

       All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

4.     FISCAL YEAR

       The fiscal year of the corporation shall begin on the first day of May in each and every year.

5.     DIRECTORS' ANNUAL STATEMENT

       The board of directors shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the corporation.

6.     CLOSE CORPORATIONS: MANAGEMENT BY SHAREHOLDERS

       If the articles of incorporation of the corporation and each certificate representing its issued and outstanding shares states that the business and affairs of the corporation shall be managed by the shareholders of the corporation rather than by a board of directors, then, whenever the context so requires the shareholders of the corporation shall be deemed the directors of the corporation for purposes of applying any provision of these by-laws.

7.     AMENDMENTS

       These by-laws may be altered, amended or repealed in whole or in part by either the affirmative vote of the holders of three-fourths (3/4) of the shares outstanding and entitled to vote, or such power may be exercised by the three-fourths (3/4) vote of the board of directors.

                          CERTIFICATE OF INCORPORATION

                                       OF

                     INTERNATIONAL PETROLEUM SERVICES, INC.


       1.     The name of the corporation is:

                     INTERNATIONAL PETROLEUM SERVICES, INC.


       2. The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

       3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       4. The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is One Dollar ($1.00) each, amounting in the aggregate to One Thousand Dollars ($1,000.00).

       5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

       6.     The name and mailing address of the incorporator is:

                                L. M. Custis
                            100 West Tenth Street
                         Wilmington, Delaware 19801

       I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true and accordingly have hereunto set my hand this 12th day of January, 1984.





                                                 /s/ L.M. CUSTIS
                                             -------------------------------
                                                     L. M. Custis

                              AMENDED MAY 1, 1990


                               AMENDED BYLAWS OF

                     INTERNATIONAL PETROLEUM SERVICES, INC.
                             A Delaware Corporation


                              ARTICLE I - OFFICES


1.     REGISTERED OFFICE AND AGENT

       The registered office of the corporation shall be maintained at THE CORPORATION TRUST COMPANY, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The registered office or the registered agent, or both, may be changed by resolution of the board of directors, upon filing the statement required by law.

2.     PRINCIPAL OFFICE

       The principal office of the corporation shall be at 2507 N. Frazier, Conroe, Texas 77305, provided that the board of directors shall have power to change the location of the principal office in its discretion.

3.     OTHER OFFICES

       The corporation may also maintain other offices at such places within or without the State of Delaware as the board of directors may from time to time appoint or as the business of the corporation may require.

                           ARTICLE II - SHAREHOLDERS

l.     PLACE OF MEETING

       All meetings of shareholders, both regular and special, shall be held either at the principal office of the corporation in Texas or at such other places, either within or without the state, as shall be designated in the notice of the meeting.

2.     ANNUAL MEETING

       The annual meeting of shareholders for the election of directors and for the transaction of all other business which may come before the meeting shall be held in the month of May in each year (if not a legal holiday and, if a legal holiday, then on the next business day following) on the date and at the hour specified in the notice of meeting.

       If the election of directors shall not be held on the day above designated for the annual meeting, the board of directors shall cause the election to be held as soon thereafter as conveniently may be at a special meeting of the shareholders called for the purpose of holding such election.

       The annual meeting of shareholders may be held for any other person in addition to the election of directors which may be specified in a notice of such meeting. The meeting may be called by resolution of the board of directors or by a writing filed with the secretary signed either by a majority of the directors or by shareholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote at any such meeting.

3.     NOTICE OF SHAREHOLDERS' MEETING

       A written or printed notice stating the place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the president, secretary or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the share transfer books of the corporation, with postage thereon prepaid.

4.     VOTING OF SHARES

       Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation or by law.

       Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by this corporation, and share of its own stock held by this corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

       A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable, and in no event shall it remain irrevocable for a period of more than eleven (11) months.

5.     CLOSING TRANSFER BOOKS AND FIXING RECORD DATE

       For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the share transfer books shall be closed for a stated period not exceeding fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the by-laws, or in the absence of an applicable by-laws, the board of directors may fix in advance a date as the record date for any such determination of shareholders, not later than fifty (50) days and, in case of a meeting of shareholders, not earlier than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of share transfer books and the stated period of closing has expired.

6.     QUORUM OF SHAREHOLDERS

       Unless otherwise provided in the articles of incorporation, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of the holders of less than one-half (1/2) of the shares entitled to vote and thus represented at such meeting. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law, the articles of incorporation or the by-laws.

7.     VOTING LISTS

       The officer or agent having charge of the share transfer books for the shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholder entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer books shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

                            ARTICLE III - DIRECTORS

l.     BOARD OF DIRECTORS

       The business and affairs of the corporation shall be managed by a board of directors. Directors need not be residents of the State of Delaware or shareholders in the corporation.

2.     NUMBER AND ELECTION OF DIRECTORS

       The number of directors shall be not less than one (l), provided that the number may be increased or decreased from time to time by an amendment to these bylaws, but no decrease shall have the effect of shortening the term of any incumbent director. At each annual election, the shareholders shall elect directors to hold office until the next succeeding annual meeting.

3.     VACANCY

       Any vacancy occurring in the board of directors may be filled by the affirmative vote of the shareholders at a special meeting. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

4.     QUORUM OF DIRECTORS

       A majority of the board of directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

5.     ANNUAL MEETING OF DIRECTORS

       Within thirty (30) days after each annual meeting of shareholders, the board of directors elected at such meeting shall hold an annual meeting at which they shall elect officers and transact such other business as shall come before the meeting.

6.     REGULAR MEETING OF DIRECTORS

       A regular meeting of the board of directors may be held at such time as shall be determined, from time to time by resolution of the board of directors.

7.     SPECIAL MEETINGS OF DIRECTORS

       The secretary shall call a special meeting of the board of directors whenever requested to do so by the president or by one director. Such special meeting shall be held at the time specified in the notice of meeting.

8.     PLACE OF DIRECTORS' MEETINGS

       All meetings of the board of directors (annual, regular or special) shall be held either at the principal office of the corporation or at such other place, either within or without the State of Texas, as shall be specified in the notice of meeting.

9.     NOTICE OF DIRECTORS' MEETINGS

       All meetings of the board of directors (annual, regular or special) shall be held upon five (5) days' written notice stating the date, place and hour of meeting delivered to each director either personally or by mail or at the direction of the president or the secretary or the officer or person calling the meeting.

       In any case where all of the directors execute a waiver of notice of the time and place of meeting, no notice thereof shall be required, and any such meeting (whether annual, regular or special) shall be held at the time and at the place (either within or without the State of Delaware) specified in the waiver of notice. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where the directors attend a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

       Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

       Any action permitted to the Directors under the Articles of Incorporation or the By-laws herein may be taken either with or without a meeting. In the event that the Directors consent to action without a meeting, they shall cause a record of such consent to be placed with minutes of the directors meetings in the corporate records. Furthermore, any such action by directors without a meeting shall be in accordance with Section 141(f) of the Delaware General Corporation Law, as amended.

10.    COMPENSATION

       Directors, as such, shall not receive any stated salary for their services, but by resolution of the board of directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the board, provided that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

                             ARTICLE IV - OFFICERS

1.     OFFICERS' ELECTION

       The officers of the corporation shall consist of a Chairman, a president, one or more vice-presidents, a secretary, one or more assistant-secretaries, a treasurer, and one or more assistant-treasurers. All such officers shall be elected at the annual meeting of the board of directors provided for in Article III, Section 5. If any office is not filled at such annual meeting, it may be filled at any subsequent regular or special meeting of the board. The board of directors at such annual meeting, or at any subsequent regular or special meeting may also elect or appoint such other officers and assistant officers and agents as may be deemed necessary. Any two or more offices may be held by the same person, except the offices of president and secretary.

       All officers and assistant officers shall be elected to serve until the next annual meeting of directors (following the next annual meeting of shareholders) or until their successors are elected; provided that any officer or assistant officers elected or appointed by the board of directors may be removed with or without cause at any regular or special meeting of the board whenever in the judgment of the board of directors the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any agent appointed shall serve for such term, not longer than the next annual meeting of the board of directors, as shall be specified, subject to like right of removal by the board of directors.

2.     VACANCIES

       If any office becomes vacant for any reason, the vacancy may be filled by the board of directors.

3.     POWER OF OFFICERS

       Each officer shall have, subject to these by-laws, in addition to the duties and powers specifically set forth herein, such powers and duties as are commonly incident to his office and such duties and powers as the board of directors shall from time to time designate. All officers shall perform their duties subject to the directions and under the supervision of the board of directors. The president may secure the fidelity of any and all officers by bond or otherwise.

4.     PRESIDENT

       The president shall preside at all meetings of the directors and shareholders. He shall see that all orders and resolutions of the board are carried out, subject however, to the right of the directors to delegate specific powers, except such as may be by statute exclusively conferred on the president, to any other officers of the corporation.

       He or any vice-president shall execute bonds, mortgages and other instruments requiring a seal, in the name of the corporation, and, when authorized by the board, he or any vice-president may affix the seal to any instrument requiring the same, and the seal when so affixed shall be attested by the signature of either the secretary or an assistant secretary. He or any vice-president shall sign certificates of stock.

       The President shall be ex-officio a member of all standing committees.

       He shall submit a report of the operations of the corporation for the year to the directors at their meeting next preceding the annual meeting of the shareholders and to the shareholders at their annual meeting.

5.     CHAIRMAN

       The Chairman shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and he shall perform such other duties as the board of directors shall prescribe.

6.     VICE-PRESIDENTS

       The vice-presidents, in the order of seniority of service as an officer (not service as an employee) shall, in the absence or disability of the president and the Chairman, perform the duties and exercise the powers of the president, and they shall perform such other duties as the board of directors shall prescribe.

7.     THE SECRETARY AND ASSISTANT SECRETARIES

       The Secretary shall attend all meetings of the board and all meetings of the shareholders and shall record all votes and the minutes of all proceedings and shall perform like duties for the standing committees when required. He shall give or cause to be given notice of all meetings of the shareholders and all meetings of the board of directors and shall perform such other duties as may be prescribed by the board. He shall keep in safe custody the seal of the corporation, and when authorized by the board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of an assistant secretary.

       The assistant secretary shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary, and they shall perform such other duties as the board of directors shall prescribe.

       In the absence of the secretary or an assistant secretary, the minutes of all meetings of the board and shareholders shall be recorded by such person as shall be designated by the president or by the board of directors.

8.     THE TREASURER AND ASSISTANT TREASURERS

       The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

       The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements. He shall keep and maintain the corporation's books of account and shall render to the president and directors an account of all of his transactions as treasurer and of the financial condition of the corporation and exhibit his books, records and accounts to the president or directors at any time. He shall disburse funds for capital expenditures as authorized by the board of directors and in accordance with the orders of the president, and present to the president for his attention any requests for disbursing funds if in the judgment of the treasurer any such request is not properly authorized. He shall perform such other duties as may be directed by the board of directors or by the president.

       If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

       The assistant treasurers in the order of their seniority shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer, and they shall perform such other duties as the board of directors shall prescribe.

               ARTICLE V - CERTIFICATES OF STOCK; TRANSFER, ETC.

l.     CERTIFICATES OF STOCK

       The certificates for shares of stock of the corporation shall be numbered and shall be entered in the corporate stock transfer register as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the president or a vice-president and the secretary or an assistant secretary and shall be sealed with the seal of the corporation or a facsimile thereof. If the corporation has a transfer agent or a registrar, other than the corporation itself or an employee of the corporation, the signatures of any such officer may be facsimile. In case any officer or officers who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before said certificate or certificates shall have been issued, such certificate may nevertheless be issued by the corporation with the same effect as though the person or persons who signed such certificates of whose facsimile signature or signatures shall have been used thereon had been such officer or officers at the date of its issuance. Certificates shall be in such form as shall in conformity to law be prescribed from time to time by the board of directors.

       The corporation may appoint from time to time transfer agents and registrars, who shall perform their duties under the supervision of the secretary.

2.     TRANSFERS OF SHARES

       Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

3.     REGISTERED SHAREHOLDERS

       The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

4.     LOST CERTIFICATE

       The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost. When authorizing such issue of a new certificate or certificates, the board of directors in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate or certificates or his legal representative to advertise the same in such manner as it shall require or to give the corporation a bond with surety and in form satisfactory to the corporation (which bond shall also name the corporation's transfer agents and registrars, if any, as obligees) in such sum as it may direct as indemnity against any claim that may be made against the corporation or other obligees with respect to the certificate alleged to have been lost or destroyed, or to advertise and also give such bond.

                             ARTICLE VI - DIVIDEND

l.     DECLARATION

       The board of directors may declare at any annual, regular or special meeting of the board and the corporation may pay, dividends on the outstanding shares in cash, property or in the shares of the corporation to the extent permitted by, and subject to the provisions of the laws of the State of Delaware.

2.     RESERVES

       Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the corporation or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may abolish any such reserve in the manner in which it was created.

                          ARTICLE VII - MISCELLANEOUS

l.     INFORMAL ACTION

       Any action required to be taken or which may be taken at a meeting of the shareholders, directors or members of the executive committee, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the shareholders, directors, or members of the executive committee, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of the shareholders, directors, or members of the executive committee, as the case may be, at a meeting of said body.

2.     SEAL

       The corporate seal shall be circular in form and shall contain the name of the corporation, the year of its incorporation and the words "DELAWARE" and "CORPORATE SEAL." The seal may be used by causing it or a facsimile to be impressed or affixed or in any other manner reproduced. The corporate seal may be altered by order of the board of directors at any time.

3.     CHECKS

       All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

4.     FISCAL YEAR

       The fiscal year of the corporation shall begin on the first day of May in each and every year.

5.     DIRECTORS' ANNUAL STATEMENT

       The board of directors shall present at each annual meeting of shareholders a full and clear statement of the business and condition of the corporation.

6.     CLOSE CORPORATIONS: MANAGEMENT BY SHAREHOLDERS

       If the articles of incorporation of the corporation and each certificate representing its issued and outstanding shares states that the business and affairs of the corporation shall be managed by the shareholders of the corporation rather than by a board of directors, then, whenever the context so requires the shareholders of the corporation shall be deemed the directors of the corporation for purposes of applying any provision of these by-laws.

7.     AMENDMENTS

       These by-laws may be altered, amended or repealed in whole or in part by either the affirmative vote of the holders of three-fourths (3/4) of the shares outstanding and entitled to vote, or such power may be exercised by the three-fourths (3/4) vote of the board of directors.

                             ARTICLES OF AMENDMENT
                        TO ARTICLES OF INCORPORATION OF
                           DAILEY ACQUISITIONS, INC.



       Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Article of Amendment to its Articles of Incorporation of Dailey Acquisitions, Inc.:

                                  ARTICLE ONE

            The name of the corporation is Dailey Acquisitions, Inc.

                                  ARTICLE TWO

       The following amendment to the Articles of Incorporation was adopted by the shareholder by unanimous written consent on May 7, 1993.

       The amendment alters Article Two of the Articles of Incorporation of Dailey Acquisitions, Inc. to read as follows: The name of the corporation is Daily Environmental Remediation Technologies, Inc.

                                 ARTICLE THREE

       The holders of all of the shares outstanding and entitled to vote on the amendment have signed a consent in writing adopting the amendment.



                                   DAILEY ACQUISITIONS, INC.



                                   By: /s/ JAMES F. FARR
                                      ---------------------------
                                      James F. Farr, President

                             ARTICLES OF AMENDMENT
                        TO ARTICLES OF INCORPORATION OF
                    UNITED CASTING CORPORATION BY DIRECTORS

       Pursuant to the provisions of Article 4.04 of the Business Corporation Act, the undersigned sole Director adopts the following article of amendment to the Articles of Incorporation of United Casting Corporation:

                                  ARTICLE ONE

           The name of the corporation is United Casting Corporation.

                                  ARTICLE TWO

       The following amendment to the Articles of Incorporation was adopted by the Director of the corporation, no shares having been issued, on April 30, 1990.

       The amendment alters Article One of the original Articles of Incorporation to read as follows: The name of the corporation is Dailey Acquisitions, Inc.

                                 ARTICLE THREE

       No shares have been issued by the corporation, and therefore the amendment was adopted by the sole Director without a shareholder vote.

                                  ARTICLE FOUR

       The foregoing amendment was adopted by the unanimous written consent of the sole Director named in the Articles of Incorporation of the corporation.

       Dated: May ____ , 1990



                                   United Casting Corporation



                                   /s/ WILLIAM D. SUTTON
                                   ------------------------------------
                                   William D. Sutton, Sole Director

                           ARTICLES OF INCORPORATION

                                       OF

                           UNITED CASTING CORPORATION


The undersigned natural person of the age of eighteen years or more, acting as incorporator of the incorporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:


                                  ARTICLE ONE

           The name of the corporation is United Casting Corporation.


                                  ARTICLE TWO

       The period of its duration is perpetual.


                                 ARTICLE THREE

       The purpose or purposes for which the corporation is organized is to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.


                                  ARTICLE FOUR

       The aggregate number of shares which the corporation shall have authority to issue is 1,000 shares of $1.00 par value common stock.


                                  ARTICLE FIVE

       The corporation will not commence business until it has received for issuance of its shares consideration of the value of One Thousand collars ($1,000) consisting of money, labor done or property actually received.

                                  ARTICLE SIX

       The street address of its initial registered office is 811 Dallas Avenue, c/o C T CORPORATION SYSTEM, Houston, TX 77002, and the name of its initial registered agent at such address is C T CORPORATION SYSTEM.


                                 ARTICLE SEVEN

       The number of directors of the corporation may be fixed by the by-laws. The director constituting the initial board of directors who is to serve as director until successor or successors are elected and qualified is:


              William D. Sutton                   P.O. Box 2866
                                                  Conroe, TX 77305


                                 ARTICLE EIGHT

       The name and address of the incorporator is:


              William D. Sutton                   P.O. Box 2866
                                                  Conroe, TX 77305


       IN WITNESS WHEREOF, I have hereunto set my hand, this 24th day of April, 1989.


                                /s/ WILLIAM D. SUTTON
                                ----------------------------------------
                                WILLIAM D. SUTTON


STATE OF TEXAS

COUNTY OF MONTGOMERY

       This instrument was acknowledged before me on April 24, 1989 by WILLIAM
D. SUTTON.


                                /s/ JEAN DAVENPORT
                                ----------------------------------------
                                Notary Public in and for the State of Texas
                                My Commission expires 4/21/92.

                                   BYLAWS OF
                            DAILEY ACQUISITIONS, INC
    (currently known as Dailey Environmental Remediation Technologies, Inc.)

                                  ARTICLE ONE
                               REGISTERED OFFICE


1.01 The registered office of the corporation is located at 811 Dallas Avenue, Houston, Texas, and the name of the registered agent of the corporation at such address is CT Corporation System.

                                  ARTICLE TWO
                             SHAREHOLDERS MEETINGS

                               Place of Meetings

2.01 All meetings of the shareholders shall be held at the principal place of business of the corporation, or any other place within or outside this State, as may be designated for that purpose from time to time by the Board of Directors.

                             Time of Annual Meeting

2.02 The annual meetings of the shareholders shall be held each year at 10:00 a.m. on the first Wednesday of April. If this day falls on a legal holiday, the annual meeting shall be held at the same time on the next following business day.

                               Notice of Meeting

2.03 Notice of the meeting stating the place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given in writing to each shareholder entitled to vote at the meeting at least ten (10) but not more than fifty (50) days before the date of the meeting either personally or by mail or other means of written communication, addressed to the shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. Notice of adjourned meetings is not necessary unless the meeting is adjourned for thirty (30) days or more, in which case notice of the adjourned meeting shall be given as in the case of any special meeting.

                                Special Meetings

2.04 Special meetings of the shareholders for any purpose or purposes whatsoever may be called at any time by the President, or by the Board of Directors or by one or more shareholders, the aggregate of whose shares comprise not less than one tenth (1/10) of all the shares entitled to vote at the meeting.

                                     Quorum

2.05 A majority of the voting shares constitutes a quorum for the transaction of business. Once the presence of a quorum has been confirmed, business may continue despite any failure to maintain a quorum during the remainder of the meeting.

                                     Voting

2.06 Only persons listed as shareholders on the share records of the corporation on the record date shall be entitled to vote at such meeting. The record date shall be the date on which notice of the meeting is mailed, unless some other day is fixed by the Board of Directors for the determination of shareholders of record. Each shareholder is entitled to a number of votes equal to the number of Directors to be elected, multiplied by the number of shares that the shareholder is entitled to vote. Voting for the election of Directors shall be by voice unless any shareholder demands a ballot vote before the voting beings.

                                    Proxies

2.07 Every person entitled to vote or execute consents may do so either in person or by proxy executed in writing by the shareholder or his duly authorized attorney in fact.

                              Consent of Absentees

2.08 No defect in the calling or noticing of a shareholders meeting will affect the validity of any action at the meeting if a quorum was present, and if each shareholder not present in person or by proxy signs a written waiver of notice, consent to the holding of the meeting, or approval of the minutes, either before or after the meeting, and those waivers, consents, or approvals are filed with the corporate records or made a part of the minutes of the meeting.

                             Action Without Meeting

2.09 Action may be taken by shareholders without a meeting if each shareholder entitled to vote signs a written consent to the action and such consents are filed with the Secretary of the corporation.

                                 ARTICLE THREE
                                   DIRECTORS

                                     Powers

3.01 All corporate powers of the corporation shall be exercised by the Board of Directors or under its authority, and the business and affairs of the corporation shall be controlled by the Board of Directors, subject, however, to such limitations as are imposed by law, the Articles of Incorporation, or these Bylaws, as to actions to be authorized or approved by the shareholders. The Board of Directors may, by contract or otherwise, give general or limited or special power and authority to the officers and employees of the corporation to transact the general business or any special business of the corporation and may give powers of attorney to agents of the corporation to transact any special business requiring such authorization.

                     Number and Qualification of Directors

3.02 The authorized number of Directors of this corporation shall be not less than one (l), as the the Directors may provide. The Directors need not be shareholders of this corporation or residents of Texas and shall not be required to file any bond or security in order to serve. The number of Directors may be increased or decreased from time to time by amendment to these Bylaws, but no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

                          Election and Term of Office

3.03 The Directors shall be elected annually by the shareholders entitled to vote and shall hold office until a respective successor is elected or until his death, resignation or removal.

                                   Vacancies

3.04 Vacancies on the Board of Directors may be filled by a majority of the remaining Directors though less than a quorum or by a sole remaining Director. The shareholders may elect a Director at any time to fill any vacancy not filled by the Directors.

                              Removal of Directors

3.05 The entire Board of Directors or any individual Director may be removed from office with or without cause by vote of the holders of a majority of the shares entitled to vote for directors at any regular or special meeting of the shareholders.

                               Place of Meetings

3.06 All meetings of the Board of Directors shall be held at the principal office of the corporation or at such place within or outside the State as may be designated from time to time by resolution of the Board or by written consent of all of the members of the Board.

                                Regular Meetings

3.07 Regular meetings of the Board of Directors shall be held without call or notice immediately following each annual meeting of the shareholders of this corporation and at such other times as the Directors may determine.

                       Special Meetings--Call and Notice

3.08 Special meetings of the Board of Directors for any purpose shall be called at any time by the President or if the President is absent or unable or refuses to act, by any Vice President or any Director.
       Written notices of the special meetings, stating the time and in general terms the purpose or purposes thereof, shall be mailed or telegraphed or personally delivered to each Director not later than the day before the day appointed for the meeting.

                                     Quorum

3.09 A majority of the authorized number of Directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or by the Articles of Incorporation.

                          Board Action Without Meeting

3.10 Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as a unanimous vote of Directors, if all members of the Board shall individually or collectively consent in writing to the action.

                              Adjournment--Notice

3.11 A quorum of the Directors may adjourn any Directors' meeting to meet again at a stated hour on a stated day. Notice of the time and place where an adjourned meeting will be held need not be given to absent Directors if the time and place is fixed at the adjourned meeting. In the absence of a quorum, a majority of the Directors present at any Directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

                              Conduct of Meetings

3.12 The Chairman or, in the Chairman's absence, any Director selected by the Directors present, shall preside at meetings of the Board of Directors. The Secretary of the corporation or, in the Secretary's absence, any person appointed by the presiding officer, shall act as Secretary of the Board of Directors.

                                  Compensation

3.13 Directors and members of committees may receive such compensation, if any, for their services and such reimbursement for expenses as may be fixed or determined by resolution of the Board.

                   Indemnification of Directors and Officers

3.14 The Board of Directors shall, except as provided in Section 3.15 below, authorize and direct the corporation to pay expenses incurred by or to satisfy a judgment or fine rendered or levied against present or former Directors, officers or employees of this corporation as provided by
       Article 2.02 (A) (16) of the Business Corporation Act where such persons have acted in good faith on behalf of this corporation, and such judgment or fine rendered against such persons arises out of or is related to such person's capacity with the corporation or action taken on its behalf.

                             Liability of Directors

3.15   (l)    In addition to any other liabilities imposed by law on Directors of the corporation, Directors who approve any of the following corporate actions shall be jointly and severally liable to the corporation under these bylaws and Article 2.41 of the Business
              Corporation Act:

              (a) The declaration of any dividend or other distribution of the assets of the corporation to the shareholders, contrary to the provisions of the Business Corporations Act or contrary to any restrictions in the Articles of Incorporation;

              (b) The purchase by the corporation of its own shares contrary to the provisions of the Business Corporations Act;

              (c) The distribution of any assets of the corporation to the shareholders during liquidation of the corporation without the payment and discharge of or making adequate provision for, all known debts, obligations and liabilities of the corporation;

              (d) The making of any loan to any officer or Director of the corporation in violation of the Business and Corporation Act;

              (e) The commencement of business of the corporation before the corporation has received consideration for the issuance of shares of an aggregate value of at least One Thousand Dollars ($1,000.00); or

              (f) The payment out of the reduction surplus of the corporation, either in the course of a distribution in partial liquidation or as the purchase price of shares issued by the corporation and later purchased by it, in the event of insolvency of the corporation.

                              Dissenting Directors

       (2) Any Director present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action unless that Director enters his or her dissent in the minutes of the meeting at which the action is taken or the Director files a written dissent with the Secretary at the meeting or forwards a written dissent to the Secretary by registered mail immediately after the meeting.

                           When Liability Not Imposed

       (3)    A Director shall not be liable under Section 3.15 (l) (a), (b) or
              (c) of these bylaws if, in the exercise of ordinary care, the Director relied and acted in good faith upon written financial statements of the corporation represented by the President or by the Treasurer or by any other officer in charge of the books of account, or certified by an independent public or certified public accountant, to correctly reflect the financial condition of the corporation. Neither shall a Director be liable under subsections (l), (2) or (3) of this bylaw if he or she considered the assets of the corporation to be of their book value in determining the amount available for any dividend or distribution.

              A Director shall not be liable for any claims or damages that may result from any acts in the discharge of any duty imposed or power conferred on him or her by the corporation if, in the exercise of ordinary care, the Director acted in good faith and in reliance on the written opinion of an attorney for the corporation.

                                  Contribution

       (4)    Any Director against whom a claim has been asserted under Article
              2.41 of the Business Corporation Act for the payment of a dividend or other distribution of assets of the corporation and which is held liable thereon, shall be entitled to contributions from the shareholders who accepted or received the dividend or assets knowing them to have been paid in violation of Article
              2.41 of the Business Corporation Act, in proportion to the amounts received by them.

       (5)    A Director against whom a claim has been asserted under Article
              2.41 of the Business Corporation Act shall be entitled to contributions from the other directors who voted for or assented to the action upon which the claim is asserted.

                                   Indemnity

       (6) To the extent a Director is free of any liability by operation of subparagraph 3.15(3) above, or where the Director acts in good faith in discharging his duties hereunder, the corporation shall indemnify such Director from any and all claims and causes of action of any nature whatsoever relating to or arising out of such Director's action or inaction.

                                  ARTICLE FOUR
                                    OFFICERS

4.01 The officers of the corporation shall be a Chairman of the Board and Vice Chairman of the Board (if such offices are created by the Board), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and Treasurer. The Board of Directors may by resolution create the office of Vice Chairman of the Board and define the duties of such office. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices, other than the offices of President and Secretary, may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these bylaws or by any act of the corporation to be executed, acknowledged, verified or countersigned by two or more officers. The Chairman and Vice Chairman of the Board shall be elected from among the directors. With foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

                          Election and Term of Office

4.02 The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and Vice Chairman.

                            Removal and Resignation

4.03 Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of

       Directors whenever, in its judgment, the best interest of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                   Vacancies

4.04 Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

                                    Salaries

4.05 The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

                             Chairman of the Board

4.06 The Chairman of the Board (if such office is created by the Board) shall preside at all meetings of the Board of Directors or of the stockholders of the corporation. In the Chairman's absence, such duties shall be attended to by the Vice Chairman of the Board. The Chairman shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

                                   President

4.07 The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman of the Board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation, and in general, he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors or the Executive Committee from time to time.

                                Vice Presidents

4.08 In the absence of the President, or in the event of his inability or refusal to act, the Vice Presidents, in order of seniority (e.g. Senior Vice President, then Executive Vice President, then Vice President) shall perform the duties and exercise the powers of the President. Officers of equal rank shall serve in order based on length of service with the Company. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

                                   Secretary

4.09 The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for the shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

                                   Treasurer

4.10 If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall
       (a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected; (b) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President or the Executive Committee, the statement of financial condition of the corporation in such detail as may be required; and (c) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

                        Assistant Secretary or Treasurer

4.11 The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

                                  ARTICLE FIVE
                            EXECUTION OF INSTRUMENTS

5.01 The Board of Directors may, in its discretion, authorize an officer or officers, or other person or persons, to execute any corporate instrument or document or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding on the corporation.

                                  ARTICLE SIX
                        ISSUANCE AND TRANSFER OF SHARES

                       Requirement of Payment for Shares

6.01 Certificates for shares of the corporation shall be issued only when consideration for the shares has been fully paid.

                               Share Certificates

6.02 The corporation shall deliver certificates representing all shares to which shareholders are entitled which certificates shall be in such form and device as the Board of Directors may provide. Each certificate shall bear on its face the statement that the corporation is organized in Texas, the name of the corporation, the number and class of shares and series, and the par value or a statement that the shares are without par value. The certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and the seal of the corporation shall be affixed thereto. The signatures may be in facsimile if the certificates are to be countersigned by a transfer agent or registered by a registrar. The certificates shall contain on the faces or backs all recitations or references required by law.

                          Replacement of Certificates

6.03 No new certificates shall be issued until the former certificate for the shares represented thereby shall have been surrendered and cancelled, except in the case of lost or destroyed certificates for which the Board of Directors may order new certificates to be issued upon such terms, conditions and guarantees as the Board may see fit to impose, including the filing of sufficient indemnity.

                               Transfer of Shares

6.04 Shares of the corporation may be transferred by endorsement by the signature of the owner or the owner's agent, attorney or legal representative, and the delivery of the certificate. The transferee in any transfer of shares shall be deemed to have full notice of, and consent to the bylaws of the corporation to the same extent as if he had signed a written assent thereto.

                                 ARTICLE SEVEN
                              RECORDS AND REPORTS

                        Inspection of Books and Records

7.01 All books and records provided for by statute shall be open to inspection of the shareholders from time to time and to the extent expressly provided by statute and not otherwise. The Directors may examine such books and records at all reasonable times.

                          Closing Stock Transfer Books

7.02 The Board of Directors may, in its discretion, close the transfer books for a period not exceeding fifty (50) days preceding any meeting, annual or special, of the shareholders or the day appointed for the payment of a dividend.

                                 ARTICLE EIGHT

8.01 The power to alter, amend or repeal these bylaws is vested in the Directors, subject to repeal or change by action of the shareholders.

                             ARTICLES OF AMENDMENT
                        TO ARTICLES OF INCORPORATION OF
                         ENERGY CARIBBEAN SERVICES INC.
                                  BY DIRECTORS


       Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

                                  ARTICLE ONE

       The name of the corporation is Energy Caribbean Services Inc.

                                  ARTICLE TWO

       The following three amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on June 19, 1997.

       Amendment one alters Article One of the original Articles of Incorporation to read as follows: THE NAME OF THE CORPORATION IS DAILEY WORLDWIDE SERVICES, CORP.

       Amendment two alters Article Six of the original Articles of Incorporation to read as follows: THE STREET ADDRESS OF ITS INITIAL REGISTERED OFFICE IS 811 DALLAS AVENUE, SUITE 1500, HOUSTON, TEXAS 77002 AND THE NAME OF ITS REGISTERED AGENT IS CT CORPORATION.

       Amendment three alters Article Seven of the original Articles of Incorporation to read as follows: THE NUMBER OF DIRECTORS WILL BE THREE.

                                 ARTICLE THREE

       The number of shares of the corporation outstanding at the time of the adoption was ten (10), and the number of shares entitled to vote on the amendment was ten (10).

                                  ARTICLE FOUR

       The holders of all of the shares outstanding and entitled to vote on the amendment have signed a consent in writing adopting the amendment.

Dated:  June 19, 1997



                                                  ENERGY CARIBBEAN SERVICES INC.


                                                  By:  /s/ JAMES F. FARR
                                                      --------------------------
                                                       James F. Farr, President

                           ARTICLES OF INCORPORATION
                                       OF
                         ENERGY CARIBBEAN SERVICES INC.


                                  ARTICLE ONE

       The name of the corporation is Energy Caribbean Services Inc.

                                  ARTICLE TWO

       The period of duration is perpetual.

                                 ARTICLE THREE

       The purpose for which the corporation is organized is for the transaction of any or all lawful business for which corporations may be incorporated.

                                  ARTICLE FOUR

       The aggregate number of shares that the corporation shall have authority to issue is One Thousand (1,000) shares without par value.

                                  ARTICLE FIVE

       The corporation will not commence business until it has received for the issuance of its shares consideration of value of One Thousand Dollars ($1,000.00) consisting of money, labor done or property actually received.

                                  ARTICLE SIX

       The street address of its initial registered office is 2507 N. Frazier, Conroe, Texas 77303 and the name of its initial registered agent is W.D. Sutton.

                                 ARTICLE SEVEN

       The number of Directors constituting the initial Board of Directors is one, and the name and address of the person who is to serve as Director until the first annual meeting of the shareholders or until his successor is elected and qualified is:

                                 W.D. Sutton
                               2507 N. Frazier
                            Conroe, Texas  77303

                                 ARTICLE EIGHT

       The name and address of the incorporator is W.D. Sutton, 2507 N. Frazier, Conroe, Texas 77303.

       IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation on this 2nd day of June, 1996.


                                                  ENERGY CARIBBEAN SERVICES INC.



                                                  By:  /s/ W. D. SUTTON
                                                      --------------------------
                                                       W.D. Sutton
                                                       Incorporator

                         ENERGY CARIBBEAN SERVICES INC.
                (NOW KNOWN AS DAILEY WORLDWIDE SERVICES, CORP.)
                                    BY-LAWS

                                   ARTICLE I
                                    OFFICES


       1.01   The registered office shall be located in Conroe, Texas.

       1.02 The name of the registered agent of the corporation is W. D. Sutton and the street address of its initial registered office is 2507 N. Frazier, Conroe, Texas.

       1.03 The corporation may also have offices at such other places both within and without the State of Texas as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                        ANNUAL MEETINGS OF SHAREHOLDERS

       2.01 All meetings of shareholders for the election of directors shall be held at 2507 N. Frazier, Conroe, Texas or at such place as may be fixed from time to time by the board of directors. Said meetings may also be held at such other place either within or without the State of Texas as shall be designated from time to time by the board of directors and stated in the notice of the meeting.

       2.02 Annual meetings of shareholders shall be held on such date and at such time as is fixed by the Board of Directors and stated in the notice of meeting. Directors shall be elected in accordance with the provisions of the Certificate of Incorporation of the Corporation and these Bylaws and such other business shall be transacted as may properly come before the meeting.

       2.03 Written or printed notice of the annual meeting stating the place, day and hour of the meeting shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

                                  ARTICLE III
                        SPECIAL MEETINGS OF SHAREHOLDERS

       3.01 Special meetings of shareholders for any purpose other than the election of directors may be held at such time and place within or without the State of Texas as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

       3.02 Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president, the board of directors, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

       3.03 Written or printed notice of a special meeting stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

       3.04 The business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

       3.05 Any action that, under any provisions of the Texas Business Corporation Act, may be taken at a meeting of the shareholders, may be taken without a meeting, without prior notice, and without a vote, by a writing or writings signed by the holder or holders of shares having no less than the minimum number of votes that would be necessary to take such action at a meeting. The written consent or consents must include the date of signing with each signature. No such consents are valid unless all necessary consents are delivered to the corporation, in accordance with the requirements of Business Corporation Act Article 9.10, within 60 days after the earliest delivered consent. Prompt notice of any action taken by less than unanimous written consent must be given to shareholders not submitting such consents.

                                   ARTICLE IV
                           QUORUM AND VOTING OF STOCK

       4.01 The holders of a majority of the voting shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented by any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

       4.02 If a quorum is present, the affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the shareholders unless the vote of a greater number of shares of stock is required by law or the articles of incorporation.

       4.03 Each outstanding share of stock, having voting power, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.

       4.04 Any action required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                   ARTICLE V
                                   DIRECTORS

       5.01 The number of directors shall be three. Directors need not be residents of the State of Texas nor shareholders of the corporation. The directors, other than the first board of directors, shall be elected at the annual meeting of the shareholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified. The first board of directors shall hold office until the first annual meeting of shareholders.

       5.02 Any vacancy occurring in the board of directors may be filled by the shareholders at an annual or a special meeting or by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected for the unexpired portion of the term of his predecessor in office.

       Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose. A director elected to fill a newly created directorship shall serve until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified. Any directorship to be filled by reason of an increase in the number of directors may also be filled by the board of directors for a term of office until the next election of directors by shareholders; provided no more than two directorships may be so filled during a period between any two successive annual meetings of shareholders.

       Whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the articles of incorporation, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the articles of incorporation.

       5.03 The business affairs of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the shareholders.

       5.04 The directors may keep the books of the corporation, except such as are required by law to be kept within the state, outside of the State of Texas, at such place or places as they may from time to time determine.

       5.05 The board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise.

                                   ARTICLE VI
                       MEETINGS OF THE BOARD OF DIRECTORS

       6.01 Meetings of the board of directors, regular or special, may be held either within or without the State of Texas.

       6.02 The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

       6.03 Regular meetings of the board of directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

       6.04 Special meetings of the board of directors may be called by the president on ten days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

       6.05 Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

       6.06 A majority of the authorized number of the directors shall constitute a quorum for the transaction of business unless a greater number is required by law or by the articles of incorporation. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute or by the articles of incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

       6.07 Unless otherwise restricted by the articles of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing which shall set forth the action taken and be signed by all members of the board of directors or of the committee as the case may be.

                                  ARTICLE VII
                            COMMITTEES OF DIRECTORS

       7.01 The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members an executive committee and one or more other committees, each of which shall be comprised of one or more members and, to the extent provided in the resolution, shall have and may exercise all of the authority of the board of directors, except that no such committee shall have the authority of the board of directors in reference to amending the articles of incorporation, approving a plan of merger or consolidation, recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, amending, altering, or repealing the by-laws of the corporation or adopting new by-laws for the corporation, filling vacancies in the board of directors or any committee, filling any directorship to be filled by reason of an increase in the number of directors, electing or removing officers or members of any committee, fixing the compensation of any member of a committee, or altering or repealing any resolution of the board of directors which by its terms provides that it shall not be so amendable or repealable; and, unless the resolution expressly so provides, no committee shall have the power or authority to declare a dividend or to authorize the issuance of shares of the corporation.

                                  ARTICLE VIII
                                    NOTICES

       8.01 Whenever, under the provisions of the statutes or of the articles of incorporation or of these by-laws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

       8.02 Whenever any notice whatever is required to be given under the provisions of the statutes or under the provisions of the articles of incorporation or these by-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE IX
                                    NOTICES

       9.01 The officers of the corporation shall be chosen by the board of directors and shall be a president and a secretary. The board of directors may also elect or appoint such other officers, including assistant officers and agents as may be deemed necessary.

       9.02 The board of directors at its first meeting after each annual meeting of shareholders shall choose a president and a secretary neither of whom need be a member of the board.

       9.03 The board of directors may also appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

       9.04 The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

       9.05 The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                                 THE PRESIDENT


       9.06 The president shall be the chief executive officer of the corporation, shall preside at all meetings of the shareholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

       9.07 He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                              THE VICE-PRESIDENTS

       9.08 The vice-president, if there is one, or if there shall be more than one, the vice-presidents in the order determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                    THE SECRETARY AND ASSISTANT SECRETARIES

       9.09 The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

       9.10 The assistant secretary, if there is one, or if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

       9.11 The treasurer, if there is one, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

       9.12 He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

       9.13 If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

       9.14 The assistant treasurer, if there is one, if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE X
                            CERTIFICATES FOR SHARES


       10.1 The shares of the corporation shall be represented by certificates signed by the president and secretary or such other officers as may be elected or appointed, and may be sealed with the seal of the corporation or a facsimile thereof.

       When the corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series. When the corporation is authorized to issue shares of more than one class, every certificate shall also set forth upon the face or the back of such certificate a statement that there is set forth in the articles of incorporation on file in the office of the Secretary of State a full statement of all the designations, preferences, limitations and relative rights, including voting rights, of the shares of each class authorized to be issued and the corporation will furnish a copy of such statement to the record holder of the certificate without charge on written request to the corporation at its principal place of business or registered office. Every certificate shall have noted thereon any information required to be set forth by the Texas Business Corporation Act and such information shall be set forth in the manner provided in said Act.

       10.2 The signatures of the officers of the corporation upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

                               LOST CERTIFICATES

       10.3 The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

                              TRANSFERS OF SHARES

       10.4 Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate canceled and the transaction recorded upon the books of the corporation.

                           CLOSING OF TRANSFER BOOKS

       10.5 For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

                            REGISTERED SHAREHOLDERS

       10.6 The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.

                              LIST OF SHAREHOLDERS

       10.7 The officer or agent having charge of the transfer books for shares shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of the shareholders.

                                   ARTICLE XI

                          GENERAL PROVISIONS DIVIDENDS

       11.1 Subject to the provisions of the article of incorporation relating thereto, if any, dividends may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to any provision of the articles of incorporation.

       11.2 Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

       11.3 All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time delegate.

                                  FISCAL YEAR

       11.4 The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

       11.5 The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Texas". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                  ARTICLE XII

                              AMENDMENT OF BY-LAWS

       12.01 The power to alter, amend or repeal the bylaws is vested in the Directors, subject to repeal or change by action of the Shareholders.


               Adopted by the Board of Directors on June 6, 1995.


                                                  DIRECTOR:


                                                  /s/ William D. Sutton
                                                  -----------------------------
                                                  William D. Sutton
---------------------





ATTEST:



/s/ William D. Sutton
-------------------------------
William D. Sutton, Secretary

                          CERTIFICATE OF INCORPORATION
                                       OF
                        AIR DRILLING INTERNATIONAL, INC.


       The undersigned hereby establishes a corporation pursuant to the Delaware General Corporation Law, and for such purpose herein certifies as follows:

       FIRST:        The name of the corporation (the "Corporation") is:

                        AIR DRILLING INTERNATIONAL, INC.

       SECOND:       The address of the Corporation's current registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, 19801. The name of the Corporation's registered agent at that address is The Corporation Trust Company.

       THIRD:        The purpose of the Corporation is to engage in any lawful
act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

       FOURTH:       Authorized Shares.  The total number of shares of stock
that the Corporation shall have authority to issue is 150,000 shares of Common Stock, par value $.01 per share.

       FIFTH:        (i)    General.  The business and affairs of the
Corporation shall be managed by a Board of Directors. The number of Directors shall be fixed by, or in the manner provided in the bylaws. The Directors shall be elected by a majority of votes of all shares entitled to vote on the election of Directors.

                     (ii) Classification and Election of Directors. The Directors shall be divided as evenly as possible into three classes, designated Class I, Class II and Class III. If the number of Directors is not evenly divisible by three, the remainder positions shall be allocated first to Class III and second to Class II. Prior to December 31, 1995, at a special meeting, Class I Directors shall be elected for a term expiring at the 1996 annual meeting of stockholders, Class II Directors for a term expiring at the 1997 annual meeting of stockholders and Class III Directors for a term expiring at the 1998 annual meeting of stockholders. At each succeeding annual meeting of stockholders, successors to Directors whose terms expire at that annual meeting shall be of the same class as the Directors they succeed and shall be elected for three-year terms.

                     (iii) Term of Office: Vacancies. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office.
Except as provided in paragraph (b) of this Article Fifth, the Directors shall have the exclusive power to fill vacancies and newly created Directorships resulting from any increase in the authorized number of Directors. Any newly created Directorship resulting from an increase in the number of Directors or any other vacancy on the Board of Directors, however caused, shall be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining director. Any director elected by one or more Directors to fill a newly created Directorship or other vacancy shall, without regard to the class in which the vacancy occurred, hold office until the next succeeding annual meeting of stockholders and until his or her successor shall have been elected and qualified.

                     (iv) Removal. Any or all of the Directors of the Corporation may be removed for cause by the stockholders by [a the?] affirmative vote of the holders of at least 80 percent of the votes of the outstanding shares of stock generally entitled to vote in the election of Directors ("Voting Stock"), voting together as a single class, at a meeting of stockholders for which proper notice of the proposed removal has been given. Directors may not be removed without cause.

                     (v) Notice of Nominations. Advance notice of nominations for the election of Directors, other than nominations by the Board of Directors or a committee thereof, shall be given to the Corporation in the manner provided by the Bylaws.

                     (vi) Election of Directors by Holders of Particular Classes or Series of Stock. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such Directorships shall be governed by the provisions of this Certificate of Incorporation, including any applicable resolutions of the Board of Directors adopted pursuant to Article Fourth. Directors so elected shall not be divided into classes and shall be elected by such holders annually unless expressly provided otherwise by those provisions or resolutions, and during the prescribed terms of office of those Directors, the Board of Directors shall consist of a number of Directors equal to the number of the those Directors plus the number of Directors determined as provided in the first paragraph of this Article Fifth.

       SIXTH:     To the fullest extent permitted by the General Corporation Law of the State of Delaware, as now existing or hereafter amended, a director of the Corporation shall not be liable to the Corporation or any of its stockholders for monetary damages for breach of his fiduciary duty as a director. No amendment or repeal of this Article Sixth shall adversely affect any right or protection of a director of the Corporation existing under this Article Sixth immediately before the amendment or repeal.

       SEVENTH:   Each person who is or was a director or officer of the
Corporation, and each such person who is or was serving at the request of the Corporation as a director or officer of another corporation, or in a similar capacity of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation (including heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation, in accordance with the procedures specified in the Bylaws of the Corporation, to the fullest extent permitted from time to time by the General Corporation Law of the State of Delaware. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnifications and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of Directors and officers of the Corporation. Without limiting the generality of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification and advancement of expenses greater or different than that provided in this Article Seventh. No amendment or repeal of this Article Seventh shall adversely affect any right or protection existing under or pursuant to this Article Seventh immediately before the amendment or repeal.

       EIGHTH: After the Corporation first has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, or its equivalent, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly called annual or special meeting of the stockholders and may not be taken by consent in writing or otherwise.

       NINTH: Except as otherwise required by law or provided in the bylaws of the Corporation, and subject to the rights of the holders of any class or series of shares issued by the Corporation having a preference over the Common Stock as to dividends or upon liquidation to elect Directors in certain circumstances, special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office.

       TENTH: The Board of Directors shall have the power to adopt, alter, amend or repeal the Bylaws of the Corporation by vote of not less than a majority of the Directors then in office. The holders of shares of capital stock of the Corporation entitled at the time to vote for the election of Directors shall, to the extent such power is at the time conferred on them by applicable law, also have the power to adopt, alter amend or repeal the Bylaws of the Corporation, but only if such action receives at least 80 percent of the votes of the outstanding Voting Stock, voting together as a single class.

       ELEVENTH: Election of Directors need not be by written ballot.

       TWELFTH: Notwithstanding anything to the contrary in this Certificate of Incorporation, the affirmative vote of the holders of at least 80 percent of the votes of the outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with any of Articles Fifth, Eighth, Ninth, Tenth, Eleventh and Twelfth of this Certificate of Incorporation or to provide for any cumulative voting by stockholders.

       IN WITNESS WHEREOF, this Certificate of Incorporation has been signed this 2nd day of May, 1995.




                                                /s/  Kathy Wittman
                                                -------------------------------
                                                Kathy Wittman
                                                Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


       Air Drilling International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

       DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said Corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said
              Corporation:

              "RESOLVED, that the Certificate of Incorporation of Air Drilling International, Inc., be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

              Authorized Shares: The total number of shares of stock that the corporation shall have authority to issue is 165,000 shares of Common Stock, par value $.01 per share."

SECOND: That in lieu of a meeting and vote of the stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, said Air Drilling International, Inc. has caused this certificate to be signed by Robert W. Espy III, its vice president, this 26th day of December 1996.


                                  AIR DRILLING INTERNATIONAL, INC.


                                  BY:    /s/  Robert W. Espy III
                                         ----------------------------------
                                         Robert W. Espy III, Vice President

                                     BYLAWS

                                       OF

                        AIR DRILLING INTERNATIONAL INC.


                              Adopted May 3, 1995

                                INDEX TO BYLAWS
                                       OF
                        AIR DRILLING INTERNATIONAL, INC.

                                                                            Page
                                                                            ----
ARTICLE I.


                            Offices . . . . . . . . . . . . . . . . . . . .    1
              Section 1.01  Business Offices  . . . . . . . . . . . . . . .    1
              Section 1.02  Registered Office   . . . . . . . . . . . . . .    1

ARTICLE II.


                            Stockholders  . . . . . . . . . . . . . . . . .    1
              Section 2.01  Annual Meeting  . . . . . . . . . . . . . . . .    1
              Section 2.02  Special Meetings  . . . . . . . . . . . . . . .    1
              Section 2.03  Place of Meeting  . . . . . . . . . . . . . . .    2
              Section 2.04  Notice of Meetings  . . . . . . . . . . . . . .    2
              Section 2.05  Fixing Date for Determination of Stockholders
                            of Record   . . . . . . . . . . . . . . . . . .    2
              Section 2.06  Voting List   . . . . . . . . . . . . . . . . .    3
              Section 2.07  Proxies   . . . . . . . . . . . . . . . . . . .    3
              Section 2.08  Quorum and Manner of Acting   . . . . . . . . .    3
              Section 2.09  Voting of Shares  . . . . . . . . . . . . . . .    3
              Section 2.10  Voting of Shares by Certain Holders   . . . . .    4
              Section 2.11  Action Without a Meeting  . . . . . . . . . . .    4

ARTICLE III.

                            Board of Directors  . . . . . . . . . . . . . .    5
              Section 3.01  General Powers  . . . . . . . . . . . . . . . .    5
              Section 3.02  Number, Classification and Election   . . . . .    5
              Section 3.03  Resignation   . . . . . . . . . . . . . . . . .    6
              Section 3.04  Removal   . . . . . . . . . . . . . . . . . . .    6
              Section 3.05  Vacancies   . . . . . . . . . . . . . . . . . .    6
              Section 3.06  Election of Directors by Holders of Particular
                            Classes or Series of Stock. . . . . . . . . . .    6
              Section 3.07  Regular Meetings  . . . . . . . . . . . . . . .    6
              Section 3.08  Special Meetings  . . . . . . . . . . . . . . .    7
              Section 3.09  Meetings by Telephone   . . . . . . . . . . . .    7
              Section 3.10  Notice of Meetings  . . . . . . . . . . . . . .    7
              Section 3.11  Quorum and Manner of Acting   . . . . . . . . .    7
              Section 3.12  Interested Directors  . . . . . . . . . . . . .    8

              Section 3.13  Action Without a Meeting  . . . . . . . . . . .    8
              Section 3.14  Executive and Other Committees  . . . . . . . .    8
              Section 3.15  Compensation  . . . . . . . . . . . . . . . . .    9

ARTICLE IV.

                            Officers  . . . . . . . . . . . . . . . . . . .    9
              Section 4.01  Number and Qualifications   . . . . . . . . . .    9
              Section 4.02  Election and Term of Office   . . . . . . . . .    9
              Section 4.03  Compensation  . . . . . . . . . . . . . . . . .   10
              Section 4.04  Resignation   . . . . . . . . . . . . . . . . .   10
              Section 4.05  Removal   . . . . . . . . . . . . . . . . . . .   10
              Section 4.06  Vacancies   . . . . . . . . . . . . . . . . . .   10
              Section 4.07  Authority and Duties  . . . . . . . . . . . . .   10
              Section 4.08  Surety Bonds  . . . . . . . . . . . . . . . . .   12

ARTICLE V.

                            Stock. . . . .  . . . . . . . . . . . . . . . .   12
              Section 5.01  Issuance of Shares  . . . . . . . . . . . . . .   12
              Section 5.02  Stock Certificates; Uncertificated Shares   . .   12
              Section 5.03  Payment for Shares  . . . . . . . . . . . . . .   12
              Section 5.04  Lost Certificates   . . . . . . . . . . . . . .   13
              Section 5.05  Transfer of Shares  . . . . . . . . . . . . . .   13
              Section 5.06  Registered Holders  . . . . . . . . . . . . . .   13
              Section 5.07  Transfer Agents, Registrars and Paying
                            Agents  . . . . . . . . . . . . . . . . . . . .   14

ARTICLE VI.

                            Indemnification . . . . . . . . . . . . . . . .   14
              Section 6.01  Definitions   . . . . . . . . . . . . . . . . .   14
              Section 6.02  Right to Indemnification  . . . . . . . . . . .   14
              Section 6.03  Successful on the Merits  . . . . . . . . . . .   15
              Section 6.04  Advancement of Expenses   . . . . . . . . . . .   16
              Section 6.05  Proceedings by a Party  . . . . . . . . . . . .   16
              Section 6.06  Subrogation   . . . . . . . . . . . . . . . . .   16
              Section 6.07  Other Payments  . . . . . . . . . . . . . . . .   16
              Section 6.08  Insurance   . . . . . . . . . . . . . . . . . .   16
              Section 6.09  Other Rights and Remedies   . . . . . . . . . .   16
              Section 6.10  Applicability; Effect   . . . . . . . . . . . .   16
              Section 6.11  Severability  . . . . . . . . . . . . . . . . .   17

                                   ARTICLE VII

                            Miscellaneous . . . . . . . . . . . . . . . . .   17
              Section 7.01  Waivers of Notice   . . . . . . . . . . . . . .   17
              Section 7.02  Presumption of Assent   . . . . . . . . . . . .   17
              Section 7.03  Voting of Securities by the Corporation   . . .   17
              Section 7.04  Loans to Employees and Officers; Guaranty
                            of Obligations of Employees and Officers  . . .   18
              Section 7.05  Seal  . . . . . . . . . . . . . . . . . . . . .   18
              Section 7.06  Fiscal Year   . . . . . . . . . . . . . . . . .   18
              Section 7.07  Amendments  . . . . . . . . . . . . . . . . . .   18

                                     BYLAWS

                                       OF

                        AIR DRILLING INTERNATIONAL, INC.



                                   ARTICLE I.


                                    Offices


       Section 1.01 Business Offices. The corporation may have such offices, either within or outside Delaware, as the board of directors may from time to time determine or as the business of the corporation may require.

       Section 1.02 Registered Office. The registered office of the corporation required by the Delaware General Corporation Law to be maintained in Delaware shall be as set forth in the certificate of incorporation, unless changed as provided by law.


                                  ARTICLE II.


                                  Stockholders

       Section 2.01 Annual Meeting. An annul meeting of the stockholders shall be held in the month of May in each year, or on such other date as may be determined by the board of directors, beginning with the year 1996, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a meeting of the stockholders as soon thereafter as conveniently may be. Failure to hold an annual meeting as required by these bylaws shall not invalidate any action taken by the board of directors or officers of the corporation.

       Section 2.02 Special Meetings. Except as otherwise required by law, and subject to the rights of the holders of any class or series of shares issued by the corporation having a preference over the Common Stock as to dividends or upon liquidation to elect directors in certain circumstances, special meetings of the stockholders of the corporation may be called only by the board of directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office.

       Section 2.03 Place of Meeting. Each meeting of the stockholders shall be held at such place, either within or outside Delaware, as may be designated in the notice of meeting, or, if no place is designated in the notice, at the principal office of the corporation.

       Section 2.04 Notice of Meetings. Except as otherwise required by law, written notice of each meeting of the stockholders stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given, either personally (including delivery by private courier) or by first class, certified or registered mail, to each stockholder of record entitled to notice of such meeting, not less than ten nor more than 60 days before the date of the meeting. Such notice shall be deemed to be given, if personally delivered, when delivered to the stockholder, and, if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation, but if notice of two consecutive annual meetings and all notices of meetings or the taking of action by written consent without a meeting to any stockholder during the period between such two consecutive annual meetings, or all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required until another address for such person is delivered to the corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the foregoing provisions of this Section 2.04.

       Section 2.05 Fixing Date for Determination of Stockholders of Record. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for any other lawful action, the board of directors may fix, in advance, a date as the record date for any such determination of stockholders, which date shall be not more than 60 nor less than ten days before the date of such meeting, and not more than 60 days prior to any other action. If no record date is fixed for determining stockholders entitled to notice of or to vote at a meeting of stockholders, then the record date shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held, or, for determining stockholders for any other purpose, the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. Notwithstanding the foregoing provisions of this Section 2.05, the record date for determining stockholders entitled to take, or receive notice of, corporate action in writing without a meeting as provided in Section 2.11 shall be determined as provided in such Section.

       Section 2.06 Voting List. The officer who has charge of the stock books of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination o any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

       Section 2.07 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

       Section 2.08 Quorum and Manner of Acting. At all meetings of stockholders, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If a quorum is present, the affirmative vote of a majority of the shares represented at a meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by law, the certificate of incorporation or these bylaws. In the absence of a quorum, a majority of the shares so represented may adjourn the meeting from time to time in accordance with Section 2.04 until a quorum shall be present or represented.

       Section 2.09 Voting of Shares. Unless otherwise provided in the certificate of incorporation and subject to the provisions of Section 2. 5(f) each stockholder entitled to vote shall have one vote for each outstanding share of capital stock held of record by such stockholder on each matter submitted to a vote of the stockholders either at a meeting thereof or pursuant to Section 2.11. In the election of directors each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has the right to vote. Cumulative voting shall not
be allowed.   If a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

       Section 2.10  Voting of Shares by Certain Holders.

              (a) Fiduciaries; Pledgors. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whole stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such shares and vote thereon.

              (b) Joint Owners. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effects: (i) if only one votes, his act binds all; (ii) if more than one votes, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to any court having jurisdiction to appoint an additional person to act with the persons so voting the shares, in which case the shares shall then be voted as determined by a majority of such persons. If the secretary of the corporation is given notice and is furnished a copy of the instrument or order creating a tenancy held in unequal interests, a majority or even split for the purpose of subparagraph (iii) shall be a majority or even split in interest.

       Section 2.11  Action Without a Meeting.

              (a) Written Consent. Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (which consent may be signed in counterparts). Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the corporation in the manner required by the Delaware General Corporation Law, written consents signed by a sufficient number of stockholders to take the action are delivered to the corporation in the manner required by the Delaware General Corporation Law.

              (b) Determination of Stockholders Entitled to Act By Consent. For purposes of determining stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix, in advance, a date as the record date for any such determination of stockholders, which date shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in the manner required by the Delaware General Corporation Law. If no record date has been fixed by the board of directors and prior action by the board of directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the close of business on the day on which the board of directors adopts the resolution taking such prior action.

              (c) Notice to Non-Consenting Stockholders. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Such notice shall be given in accordance with the applicable provisions of Section 2.04.


                                  ARTICLE III.

                               Board of Directors

       Section 3.01 General Powers. The business and affairs of the corporation shall be managed by or under the direction of its board of directors, except as otherwise provided in the Delaware General Corporation Law or the certificate of incorporation.

       Section 3.02 Number, Classification and Election. The number of directors of the corporation shall be as fixed from time to time by resolution of the board of directors. The directors shall be divided as evenly as possible into three classes, designated Class I, Class II and Class III. If the number of directors is not evenly divisible by three, the remainder positions shall be allocated first to Class III and second to Class II. Prior to December 31, 1995, at a special meeting, Class I Directors shall be elected for a term expiring at the 1996 annual meeting of stockholders, Class II Directors for a term expiring at the 1997 annual meeting of stockholders and Class III Directors for a term expiring at the 1998 annual meeting of stockholders. At each succeeding annual meeting of stockholders, successors to directors whose terms expire at that annual meeting shall be of the same class as the directors they succeed and shall be elected for three-year terms.
Except as otherwise provided in Sections 2.01 and 3.05, directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote at the election of directors. Each director shall hold office until the annual meeting for the year in which his term expires or until his successor shall have been elected and qualified or until his earlier death, resignation, retirement or removal from office. Directors need not be residents of Delaware or stockholders of the corporation. Any reduction in the authorized number of directors shall not have the effect of shortening the term of any incumbent director unless such director is also removed from office in accordance with Section 3.04.

       Section 3.03 Resignation. Any director may resign at any time by giving written notice to the corporation. A director's resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

       Section 3.04 Removal. Any director or the entire board of directors may be removed for cause by the holders of at least 80 percent of the votes of stock generally entitled to vote at an election of directors, voting together as a single class, at a meeting of stockholders for which proper notice of the proposed removal has been given. Directors may not be removed without cause.

       Section 3.05 Vacancies. Unless otherwise provided in the certificate of incorporation, any vacancy or any newly created directorship resulting from any increase in the authorized number of directors may be filled by a majority of directors then in office, although less than a quorum, or by a sole remaining director, or by the stockholders if there are no directors remaining, and a director so chosen shall, without regard to the class in which the vacancy occurred, hold office until the next succeeding annual meeting of stockholders and until his successor is duly elected and qualified. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section for the filling of other vacancies.

       Section 3.06 Election of Directors by Holders of Particular Classes or Series of Stock. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the provisions of the Certificate of Incorporation, including any applicable resolutions of tee board of directors adopted pursuant to Article Fourth of the Certificate of Incorporation. Directors so elected shall not be divided into classes and shall be elected by such holders annually unless expressly provided otherwise by those provisions or resolutions, and during the prescribed terms of office of those directors, the board of directors shall consist of a number of directors equal to the number of those directors plus the number of directors as fixed from time to time by resolution of the board of directors.

       Section 3.07 Regular Meetings. A regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of stockholders, or as soon thereafter as conveniently may be, at the time and place, either within or without Delaware, determined by the board, for the purpose of electing officers and for the transaction of such other business as may come before the meeting. Failure to hold such a meeting, however, shall not invalidate any action taken by any officer then or thereafter in office. The board of directors may provide by resolution the time and place, either within or outside Delaware, for the holding of additional regular meetings without other notice than such resolution.

       Section 3.08 Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any director. The person authorized to call special meetings of the board of directors may fix any convenient place, either within or outside Delaware, as the place for holding any special meeting of the board of directors called by him.





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       Section 3.09  Meetings by Telephone.  Unless otherwise restricted by the certificate of incorporation, members of the board of directors or any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting in such manner shall constitute presence in person at the meeting.

       Section 3.10 Notice of Meetings. Notice of each meeting of the board of directors (except those regular meetings for which notice is not required) stating the place, day and hour of the meeting shall be given to each director at least five days prior thereto by the mailing of written notice by first class mail, or at least three days prior thereto by personal delivery (including delivery by courier) of written notice or by telephone, telegram, facsimile or other similar form of communication, except that in the case of a meeting to be held pursuant to Section 3.08 notice may be given by personal delivery or by facsimile, telegram or telephone 24 hours prior thereto. The method of notice need not be the same to each director. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage thereon prepaid, addressed to the director at his business or residence address. If sent by telegram, facsimile or similar form of communication, such notice shall be deemed to be given when sent by such method to the director during normal business hours at the location of the recipient at the last address or facsimile number of the director furnished by him to the corporation for such purpose. If communicated by telephone, such notice shall be deemed to be given when communicated directly to the director or to the person designated by the director as a person authorized to receive such notice. Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

       Section 3.11 Quorum and Manner of Acting. Except as otherwise may be required by law, the certificate of incorporation or these bylaws, a majority of the number of directors fixed in accordance with these bylaws, present in person, shall constitute a quorum for the transaction of business at any meeting of the board of directors, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If less than a quorum is present at a meeting, the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. No director may vote or act by proxy or power of attorney at any meeting of the board of directors.

       Section 3.12 Interested Directors. No contract or transaction between the corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or the contract or transactions is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee that authorizes the contract or transaction.

       Section 3.13 Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting, without prior notice and without a vote, if all members of the board or committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the board or committee.

       Section 3.14 Executive and Other Committees. The board of directors, by resolution adopted by a majority of the whole board, may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (a) amending the certificate of incorporation (except as permitted by the Delaware General Corporation Law with respect to fixing the terms and conditions of series of stock); (b) adopting an agreement of merger or consolidation; (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;
(d) recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution; (e) amending the bylaws of the corporation; and
(f) unless the resolution of the board expressly so provides, declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger. The delegation of authority to any committee shall not operate to relieve the board of directors or any member of the board from any responsibility imposed by law. Subject to the foregoing, the board of directors may provide such powers, limitations and procedures for such committees as the board deems advisable. To the extent the board of directors does not establish other procedures, each committee shall be governed by the procedures set forth in Sections 3.06 (except as they relate to an annual meeting), 3.07 through 3.11 and 7.01 and 7.02 as if the committee were the
board of directors.   Each committee shall keep regular minutes of its
meetings, which shall be reported to





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
the board of directors when required and submitted to the secretary of the corporation for inclusion in the corporate records.

       Section 3.15 Compensation. Unless otherwise restricted by the certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and each meeting of any committee of the board of which he is a member and may be paid a fixed sum for attendance at each such meeting or a stated salary or both a fixed sum and a stated salary. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


                                  ARTICLE IV.

                                    Officers

       Section 4.01 Number and Qualifications. The officers of the corporation shall consist of a president, a secretary and such other officers, including a chairman of the board, a vice-chairman or vice-chairmen of the board, one or more vice-presidents, a treasurer and a controller, as may from time to time be elected or appointed by the board. In addition, the board of directors or the president may elect or appoint such assistant and other subordinate officers including assistant vice-presidents, assistant secretaries and assistant treasurers, as it or he shall deem necessary or appropriate. Any number of offices may be held by the same person.

       Section 4.02 Election and Term of Office. Except as provided in Sections 4.01 and 4.06, the officers of the corporation shall be elected by the board of directors annually at the first meeting of the board held after each annual meeting of the stockholders as provided in Section 3.06. If the election of officers shall not be held as provided herein, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.

       Section 4.03 Compensation. Officers shall receive such compensation for their services as may be authorized or ratified by the board of directors and no officer shall be prevented from receiving compensation by reason of the fact that he is also a director of the corporation. Election or appointment as an officer shall not of itself create a contract or other right to compensation for services performed by such officer.

       Section 4.04 Resignation. Any officer may resign at any time, subject to any rights or obligations under any existing contracts between the officer and the corporation, by giving written notice to the corporation. An officer's resignation shall take effect at the time stated therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

       Section 4.05 Removal. Any officer may be removed at any time by the board of directors, or, in the case of assistant and other subordinate officers, by the president





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
(whether or not such officer was appointed by the president) whenever in its or his judgment, as the case may be, the, best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not in itself create contract rights.

       Section 4.06 Vacancies. A vacancy occurring in any office by death, resignation removal or otherwise may be filled by the board of directors, or, if such office may be filled by the president as provided in Section 4.01, by the president, for the unexpired portion of the term.

       Section 4.07 Authority and Duties. The officers of the corporation shall have the authority and shall exercise the powers and perform the duties specified below, and as may be additionally specified by the president, the board of directors or these bylaws (and in all cases where the duties of any officer are not prescribed by the bylaws or the board of directors, such officer shall follow the orders and instructions of the president), except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

              (a) President. The president, subject to the direction and supervision of the board of directors, shall: (i) be the chief executive officer of the corporation and have general and active control of its affairs and business and general supervision of its officers, agents and employees;
(ii) unless there is a chairman of the board, preside at all meetings of the stockholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties normally incident to the office of president of a corporation as from time to time may be assigned to him by the board of directors.

              (b) Vice-President. The vice-president, if any (or if there is more than one then each vice-president), shall assist the president and shall perform such duties as may be assigned to him by the president or by the board of directors. The vice-president, if there is one (or if there is more than one then the vice-president designated by the board of directors or if there be no such designation, then the vice-presidents in order of their election) shall, at the request of the president, or in his absence or inability or refusal to act, perform the duties of the president, and when so acting shall have all the powers of and be subject to all the restrictions upon the president. Assistant vice-presidents, if any, shall have the powers and perform the duties as may be assigned to them by the president or by the board of directors.

              (c) Secretary. The secretary shall: (i) record and keep the minutes of the proceedings of the stockholders, the board of directors and any committees of the board of directors; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the corporation; (iv) keep at the corporation's registered office or principal place of business a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (v) have general charge of the stock books of the corporation, unless the corporation has a transfer agent; and (vi) in general, perform all other duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

              (d) Treasurer. The treasurer shall: (i) be the principal financial officer of the corporation and have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and deposit the same in accordance with the instructions of the board of directors; (ii) receive and give receipts and acquittances for moneys paid in on account of the corporation, and pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) unless there is a controller, be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations; (iv) upon request of the board, make such reports to it as may be required at any time; and (v) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the board of directors or by the president. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer. If there is no treasurer, these duties shall be performed by the secretary or president or other person appointed by the board of directors.

       Section 4.08 Surety Bonds. The board of directors may require any officer or agent of the corporation to execute to the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all book, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.


                                   ARTICLE V.

                                     Stock

       Section 5.01 Issuance of Shares. The issuance or sale by the corporation of any shares of its authorized capital stock of any class, including treasury shares, shall be made only upon authorization by the board of directors, except as otherwise may be provided by law. Every issuance of shares shall be recorded on the books of the corporation maintained for such purpose by or on behalf of the corporation.

       Section 5.02 Stock Certificates; Uncertificated Shares. The shares of stock of the corporation shall be represented by certificates, except that the board of directors may, in accordance with applicable provisions of law, authorize the issuance of some or all of any or all classes or series of stock of the corporation without certificates. If shares are represented by certificates (or if a holder of uncertificated shares requests





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
his shares to be represented by a certificate), each certificate shall be signed by or in the name of the corporation by the chairman or a vice-chairman of the board of directors, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, representing the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors.

       Section 5.03 Payment for Shares. Shares shall be issued for such consideration (but not less than the par value thereof) as shall be determined from time to time by the board of directors. Treasury shares shall be disposed of for such consideration as may be determined from time to time by the board. Such consideration shall be paid in such form and in such manner as the directors shall determine. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock issued by the corporation shall be deemed to be fully paid and non-assessable stock if: (a) the entire amount of the consideration has been received by the corporation in the form of cash, services rendered, personal property, real property, leases of real property or a combination thereof; or (b) not less than the amount of the consideration determined to be capital pursuant to statute has been received by the corporation in such form and the corporation has received a binding obligation of the subscriber or purchaser to pay the balance of the subscription or purchase price; provided, however, nothing contained herein shall prevent the board of directors from issuing partly paid shares pursuant to statute. The directors may, from time to time, demand payment in respect of each share of stock not fully paid in the manner prescribed by statute. In addition, when the whole of the consideration payable for shares of a corporation has not been paid in, and the assets shall be insufficient to satisfy the claims of its creditors, each holder of or subscriber for such shares shall be bound to pay on each share held or subscribed for by him the sum necessary to complete the amount of the unpaid balance of the consideration for which such shares were issued or are to be issued by the corporation. No person becoming an assignee or transferee of shares or of a subscription for shares in good faith and without knowledge or notice that the full consideration therefor has not been paid shall be personally liable for any unpaid portion of such consideration, but the transferor shall remain liable therefor, and no person holding shares in any corporation as collateral security shall be personally liable as a stockholder but the person pledging such shares shall be considered the holder thereof and shall be so liable. No executor, administrator, guardian, trustee or other fiduciary shall be personally liable as a stockholder, but the estate or funds held by such executor, administrator, guardian, trustee or other fiduciary in such fiduciary capacity shall be liable.

       Section 5.04 Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law





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
as it may prescribe. The board of directors may in its discretion require a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

       Section 5.05 Transfer of Shares. Upon presentation and surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, payment of all transfer taxes, if any, and the satisfaction of any other requirements of law, including inquiry into and discharge of any adverse claims of which the corporation has notice, the corporation or the transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on the books maintained for such purpose by or on behalf of the corporation. No transfer of shares shall be effective until it has been entered on such books. The corporation or a transfer agent of the corporation may require a signature guaranty or other reasonable evidence that any signature is genuine and effective before making any transfer. Transfers of uncertificated shares shall be made in accordance with applicable provisions of law.

       Section 5.06 Registered Holders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

       Section 5.07 Transfer Agents, Registrars and Paying Agents. The board of directors may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Delaware. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.


                                  ARTICLE VI.

                                Indemnification

       Section 6.01 Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:

              (a) The Corporation. The term "the corporation" means the corporation and shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a





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director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

              (b) Other Enterprises. The term "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and the beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

       Section 6.02 Right to Indemnification. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the Court of Chancery or such other court shall deem proper. Any indemnification under this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this section. Such determination shall be made (l) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

       Section 6.03 Successful on the Merits. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in section 6.02, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.


       Section 6.04 Advancement of Expenses. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article
VI. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

       Section 6.05 Proceedings by a Party. The corporation shall indemnify or advance expenses to a party in connection with any proceeding (or part thereof) initiated by the party only if such proceeding (or part thereof) was authorized by the board of directors of the corporation.

       Section 6.06 Subrogation. In the event of any payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified party, who shall execute all papers and do everything that may be necessary to assure such rights of subrogation to the corporation.

       Section 6.07 Other Payments. The corporation shall not be liable under this Article to make any payment in connection with any proceeding against or involving a party to the extent the party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise indemnifiable hereunder. A party shall repay to the corporation the amount of any payment the corporation makes to the party under this Article in connection with any proceeding against or involving the party, to the extent the party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of such amount.

       Section 6.08 Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this Article.

       Section 6.09 Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

       Section 6.10 Applicability; Effect. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       Section 6.11 Severability. If any provision of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, all portions of any Sections of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Article (including, without limitation, all portions of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of this Article that each party covered hereby is entitled to the fullest protection permitted by law.

                                  ARTICLE VII

                                 Miscellaneous

       Section 7.01 Waivers of Notice. Whenever notice is required to be given by law, by the certificate of incorporation or by these bylaws, a written waiver thereof, signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.
Attendance of a person at a meeting or (in the case of a stockholder) by proxy shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice unless required by these bylaws to be included in the notice of such meeting,

       Section 7.02 Presumption of Assent. A director or stockholder of the corporation who is present at a meeting of the board of directors or stockholders at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director or stockholder who voted in favor of such action.

       Section 7.03 Voting of Securities by the Corporation. Unless otherwise provided by resolution of the board of directors, on behalf of the corporation the president or any vice-president shall attend in person or by substitute appointed by him, or shall execute written instruments appointing a proxy or proxies to represent the corporation at, all meetings of the stockholders of any other corporation, association or other entity in which the corporation holds any stock or other securities, and may execute written waivers of notice with respect to any such meetings. At all such meetings and otherwise, the president or any vice-president, in person or by substitute or proxy as aforesaid, may vote the stock or other securities so held by the corporation and may execute written consents and any other instruments with respect to such stock or securities and may exercise any and all rights and powers incident to the ownership of said stock or securities, subject, however, to the instructions, if any, of the board of directors.

       Section 7.04 Loans to Employees and Officers; Guaranty of Obligations of Employees and Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of any corporation at common law or under any statute.

       Section 7.05 Seal. The corporate seal of the corporation shall be in such form as adopted by the board of directors, and any officer of the corporation may, when and as required, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the corporation.

       Section 7.06 Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

       Section 7.07 Amendments. The board of directors shall have the power to adopt, alter, amend or repeal the bylaws of the corporation by vote of not less than a majority of the directors then in office. The holders of shares of capital stock of the corporation entitled at the time to vote for the election of directors shall, to the extent such power is at the time conferred on them by applicable law, also have the power to adopt, alter, amend or repeal the bylaws of the corporation, but only if such action receives at least 80 percent of the votes of the outstanding voting stock, voting together as a single class.

                                     [END]

                          CERTIFICATE OF INCORPORATION
                                       OF
                          AIR DRILLING SERVICES, INC.

       KNOW ALL MEN BY THESE PRESENTS That we, J. A. MASON, A. E. HILLIARD, and
H. E. STEVENS, have associated ourselves together for the purpose of becoming a body corporate and politic under and by virtue of the laws of the State of Wyoming concerning corporations, and, in accordance with the provisions of said laws and for such purposes, we do hereby make, execute and acknowledge in duplicate this Certificate in writing of our intention which, when filed with the Secretary of State of the State of Wyoming, shall constitute the Certificate of Incorporation of our said company; and we do hereby certify as follows:
                                       I.

       The name of said corporation shall be:

                          AIR DRILLING SERVICES, INC.

                                      II.
       The term of existence of our said corporation shall be fifty (50) years from the date of the filing of this Certificate of Incorporation in the Office of the Secretary of State of the State of Wyoming.

                                      III.

       The objects and purposes for which this company is created are as follows:

       1. To buy, sell, manufacture, distribute, install, service, store, import, export and in any other manner deal in and with oil field and any and all other types of mining, drilling, and mineral exploration equipment, to supply appliances and parts of every kind and nature as principal, agent, or otherwise at wholesale and retail.

       2. To manufacture, to purchase or otherwise acquire, and to hold, own, encumber, lease, sell, assign or in any other manner dispose of, deal and trade in and with goods, wares, merchandise and personal property within and without the State of Wyoming.

       3. To option, purchase, lease, construct and otherwise acquire, own, operate and maintain; and to sell, lease and otherwise dispose of mines, mills, machinery, reduction plants, smelters, warehouses, trams and other carriers, buildings and processes that may be used in the handling and treatment of ores; to treat ores of all kinds in any manner whatsoever, or by any process whatsoever, and by the use of such chemicals, machinery and processes as may be found convenient; and to extract from such ores all minerals, metals and other products and to prepare the same for market; to buy, sell and deal in ores, minerals, metals, chemicals and their products; and to do all things incident to the business of mining, milling, refining, and buying and selling of ores, minerals, metals and by-products thereof; and to acquire, own, deal in, explore, drill and develop interests in potential oil and gas lands, to produce, treat, store, refine and market petroleum, gas and by-products thereof.

       4. To buy, sell, store, mill, refine and treat ore for others upon such terms as may be directed by the Board of Directors.

       5. To buy, sell, manufacture, repair, alter, exchange, let, hire and deal in all kinds of materials, machines and equipment which may be required or considered useful for any purpose of this corporation.

       6. To buy and/or acquire by exchange of stock of this corporation, and to sell, pledge and dispose of stocks, bonds, notes and securities of other corporations, individuals and associations of any kind or description; to own, improve, develop, deal in and dispose of real estate; to lend and borrow money and take and give security of whatsoever kind or nature therefor.

       7. To purchase at private sale or on the open market shares of capital stock of this corporation, which shares, whether so acquired or otherwise, may be resold, all under such provisions or restrictions as may be provided by the laws of the State of Wyoming.

       8. To sell, mortgage or pledge all the property, real, personal or mixed, of this corporation, or any part thereof, on such terms and conditions as the Directors may deem best for the purpose of disposing of said property, or of borrowing money, or securing credit for the corporation, development or maintenance of any or all of the property of the corporation, or maintenance or acquisition of other property, or in any manner to further the objects and purposes of this corporation as may be provided by the laws of the State of Wyoming.

       9. To issue fully paid and non-assessable stocks for cash or any property, real or personal, patents and patent rights, and for services rendered the company; and the judgment and discretion of the Directors of this company in all matters pertaining to the said purchases or the issue of said stock shall be conclusive for all purposes; and to issue mortgage notes, debentures, bonds and other evidences of indebtedness, and to secure the payment of same by mortgaging and/or pledging the whole or any part of the corporate property, all as may be provided by the laws of the State of Wyoming.

       10. The declarations hereinbefore or hereinafter contained shall be construed as both objects and powers of the company and without in any particular limiting such business, objects and powers; and this corporation shall have the right to do all and everything necessary, suitable, requisite, convenient or proper for the exercise and accomplishment of any of the purposes, attainment of any of the objects, and the furtherance of any of the powers set forth, either alone or in association and agreement with any other corporation, individual, firm or association, and generally to transact any and all business and to do every other act, thing or things incidental, convenient, necessary, appertaining to or growing out of or connected with the aforesaid objects and purposes, business, privileges or powers, or part or parts thereof, as a natural person could, providing that the same be not inconsistent with the laws of the place where such is done.

       11. In view of the fact that this corporation may have occasion to engage in business transactions with other corporations in which may be interested the Directors of this corporation, no contract or other transaction between this corporation and any other corporation shall be affected by the fact that Directors of this company are interested in or are directors or officers of such other corporations; and the stockholders of this corporation consent that its Directors may in their discretion cause contracts or dealings in other transactions to be entered into with other corporations in which said Directors are themselves interested, and none thereof shall be invalid by reason of such interest.

                                      IV.

       The total amount of authorized capital stock of this company shall be Fifty Thousand Dollars ($50,000.00) divided into Fifty Thousand (50,000) shares of common capital stock the par value of One Dollar ($1.00) per share, which shall be fully paid and non-assessable as and when issued. All shares shall be paid in at such times as the Board of Directors may determine, in such manner as they shall designate, in cash, real or personal property, services or otherwise, or for any other valuable right or thing for the uses and purposes of the corporation; and all shares of the capital stock of the company, when issued in exchange therefor, shall thereupon and thereby become and be fully paid, the same as though paid for in cash at par, and shall be non-assessable forever. The judgment of the Directors as to the value of any property, services, right or thing acquired in exchange for capital stock shall be conclusive.

       Cumulative voting of shares of stock shall be allowed in the election of Directors.

       Every share of stock of this Company, when issued and outstanding, shall have the same voting, divident, profit-sharing and other right as every other share issued and outstanding.

                                       V.

       The affairs and management of this corporation shall be under the control of a Board of three (3) Directors. The names and residences of the Directors who have been selected for the first year are:

                     Names                               Addresses
                     -----                               ---------
              J. A. Mason                  P.O. Box 1471, Casper, Wyoming
              A. E. Hilliard               2237 Coffman Ave. Casper, Wyoming
              H. E. Stevens                630 W. Yellowstone, Casper, Wyoming

       A majority of the said Directors shall constitute a quorum for the transaction of any business.

       The Board of Directors shall have and exercise all of the corporate powers of this said corporation, and shall especially have the following exclusive powers without requiring vote or assent of the stockholders:

       (a) To make such prudential By-Laws not inconsistent with the laws of the State of Wyoming or of the United States or of any state, territory or foreign country wherein such business is carried on, as may be deemed proper for the management of this corporation.

       (b) To alter, repeal or amend the By-Laws of this corporation from time to time as the Directors shall see fit.

       (c) To establish and maintain such branch offices in the State of Wyoming or such other states as the Board of Directors may deem advisable from time to time.

       (d) To prescribe the duties of the officers and employees of the corporation, to appoint, officers, and to carry on all kinds of business within the objects and purposes of the company.

                                      VI.

       The operations of this corporation shall be carried on in the City of Casper, Natrona County, Wyoming, and at such other place or places, either within or without the State of Wyoming, as hereafter may be determined by the Board of Directors.

                                      VII.

       The principal office of this corporation shall be located at 630 West Yellowstone, Casper, Wyoming.

                                     VIII.

       Meetings of the Board of Directors of this company may be held at such places within or without the State of Wyoming as may be designated from time to time by the Board of Directors or by the By-Laws, and all business at such meetings and the proceedings thereat shall have the same binding force and effect as if such meetings were held at the principal office of the company in the State of Wyoming.

       IN WITNESS WHEREOF, we have executed this Certificate of Incorporation in duplicate this 29th day of March, 1956.


                                             /s/ J.A. Mason
                                             -----------------------------------
                                                  J.A. MASON



                                            /s/ A. E. Hilliard
                                           -------------------------------------
                                                  A. E. HILLIARD


                                             /s/ H. E. Stevens
                                           -------------------------------------
                                                  H. E. STEVENS




STATE OF WYOMING
                            SS
COUNTY OF NATRONA


       I, Jane L. Baillie a Notary Public in and for the said County and State, do hereby certify that J. A. MASON, A. E. HILLIARD, and H. E. STEVENS, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act and deed for the uses and purposes therein set forth.

       My Commission expires May 7, 1956.

       Given under my hand and notarial seal this 29th day of March, 1956.



                                             /s/ Jane L. Baillie
                                           -------------------------------------
                                                  Notary Public

Secretary of State
State of Wyoming
The Capitol
Cheyenne, WY 82002-0020



                             ARTICLES OF AMENDMENT

       1.     The name of the corporation is: AIR DRILLING SERVICES, INC.

       2. Article IV of the Certificate of Incorporation is omitted in its entirety and amended and restated as follows:

                                  "ARTICLE IV

              The total number of shares of all classes which the Corporation has authority to issue is 650,000 of which 50,000 shares shall be designated as $1.00 par value "Common Stock," and 600,000 shares shall be designated as $5.00 par value "Preferred Stock."

              The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

                                PREFERRED STOCK

              The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Wyoming Secretary of State as required by law to be filed with respect to issuance of such Preferred Stock, prior to the issuance of any shares of such series.

              The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing articles of amendment which are effective without Shareholder action to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of holders of the Common Stock of the Corporation to vote one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

       (a) the annual dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

       (b) whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

       (c) the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

       (d) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

       (e) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

       (f) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

       (g) any other relative rights, powers, references, qualifications, limitations or restrictions thereof relating to such series.

       The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

                                  COMMON STOCK

       Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article IV, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in the Corporation's Certificate of Incorporation, including, but not limited to, the following rights and privileges:

       (a) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

       (b) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

       (c) upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the net assets of the Corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

                               End of Article IV

3. The amendment set forth above was adopted on December 23, 1996, after the unanimous consent of the shareholders. There are 100 shares outstanding and 100 voted for with 0 voting against.



                                             /s/ Robert W. Espy
                                           -------------------------------------
                                           Robert W. Espy III, Vice President

Secretary of State
State of Wyoming
The Capitol
Cheyenne, WY 82002-0020



                             ARTICLES OF AMENDMENT

1.     The name of the corporation is: AIR DRILLING SERVICES, INC.

2. Article IV of the Certificate of Incorporation is omitted in its entirety and amended and restated as follows:

                                   ARTICLE IV

       The total number of shares of all classes which the Corporation has authority to issue is 850,000 of which 50,000 shares shall be designated as $1.00 par value "Common Stock," and 800,000 shares shall be designated as $.01 par value "Preferred Stock."

       The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

                                PREFERRED STOCK

       The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Wyoming Secretary of State as required by law to be filed with respect to issuance of such Preferred Stock, prior to the issuance of any shares of such series.

       The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filing articles of amendment which are effective without Shareholder action to increase or decrease the number of shares included in each series of Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of holders of the Common Stock of the Corporation to vote one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

       (a) the annual dividend rate, if any, on shares of such series, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

       (b) whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

       (c) the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

       (d) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

       (e) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

       (f) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

       (g) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

       The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

                                  COMMON STOCK

       Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article IV, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in the Corporation's Certificate of Incorporation, including, but not limited to, the following rights and privileges:

       (a) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

       (b) the holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and

       (c) upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the net assets of the Corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

                               End of Article IV

3. The amendment set forth above was adopted on December 30, 1996, after the unanimous consent of the shareholders. There are 100 shares outstanding and 100 voted for with 0 voting against.



                                      /s/ Robert W. Espy, III
                                    --------------------------------------------
                                           Robert W. Espy III, Vice President



Secretary of State
State of Wyoming
The Capitol
Cheyenne, WY  82002-0020


                             ARTICLES OF CORRECTION

1.     The name of the corporation is: AIR DRILLING SERVICES, INC.

2. Articles of Amendment were filed on behalf of the corporation on December 26, 1996 and December 31,1996.

3. Said Articles of Amendment erroneously state that the par value of the "Common Stock" of the corporation is $1.00 per share.

4. Said Articles of Amendment are hereby corrected to state that the par value of the "Common Stock" of the corporation is $.01 per share.



                                   By
                                     -------------------------------------------
                                           Robert W. Espy III, Vice President

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                          AIR DRILLING SERVICES, INC.

                    Amended and restated effective as of the
                      Merger of Air Drilling Holding Corp.
                         with and into the Corporation

                                INDEX TO BYLAWS

                                       OF

                          AIR DRILLING SERVICES, INC.


                                   ARTICLE I
                                    Offices


                                                                            Page
                                                                            ----
Section 1.01  Business Offices  . . . . . . . . . . . . . . . . . . . . . .    2
Section 1.02  Registered Office   . . . . . . . . . . . . . . . . . . . . .    2


                                   ARTICLE II
                                  Shareholders

Section 2.01 Annual Meeting . . . . . . . . . . . . . . . . . . . . . . . .    2
Section 2.02 Special Meetings . . . . . . . . . . . . . . . . . . . . . . .    2
Section 2.03 Place of Meetings  . . . . . . . . . . . . . . . . . . . . . .    3
Section 2.04 Notice of Meetings . . . . . . . . . . . . . . . . . . . . . .    3
Section 2.05  Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . .    3
Section 2.06  Fixing of Record Date   . . . . . . . . . . . . . . . . . . .    4
Section 2.07  Shareholders' List  . . . . . . . . . . . . . . . . . . . . .    4
Section 2.08  Proxies   . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Section 2.09  Quorum and Voting Rights  . . . . . . . . . . . . . . . . . .    5
Section 2.10  Conflict of Interest Transaction  . . . . . . . . . . . . . .    5
Section 2.11  Voting of Shares  . . . . . . . . . . . . . . . . . . . . . .    6
Section 2.12  Voting of Shares by Certain Holders   . . . . . . . . . . . .    7
Section 2.13  Action Without a Meeting  . . . . . . . . . . . . . . . . . .    8

                                   ARTICLE III
                               Board of Directors


Section 3.01  General Powers  . . . . . . . . . . . . . . . . . . . . . . .    9
Section 3.02  Number, Tenure and Qualifications   . . . . . . . . . . . . .    9
Section 3.03  Resignation   . . . . . . . . . . . . . . . . . . . . . . . .    9
Section 3.04  Removal   . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Section 3.05  Vacancies   . . . . . . . . . . . . . . . . . . . . . . . . .    9
Section 3.06  Regular Meetings  . . . . . . . . . . . . . . . . . . . . . .   10

Section 3.07  Special Meetings  . . . . . . . . . . . . . . . . . . . . . .   10
Section 3.08  Meetings by Telephone   . . . . . . . . . . . . . . . . . . .   10

Section 3.09  Notice of Meetings  . . . . . . . . . . . . . . . . . . . . .   10
Section 3.10  Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . .   11
Section 3.11  Presumption of Assent   . . . . . . . . . . . . . . . . . . .   11
Section 3.12  Quorum and Voting Rights  . . . . . . . . . . . . . . . . . .   11
Section 3.13  Action Without a Meeting  . . . . . . . . . . . . . . . . . .   12
Section 3.14  Executive and Other Committees  . . . . . . . . . . . . . . .   12
Section 3.15  Compensation  . . . . . . . . . . . . . . . . . . . . . . . .   13

                                   ARTICLE IV
                                    Officers


Section 4.01  Number and Qualifications   . . . . . . . . . . . . . . . . . . 13
Section 4.02  Appointment and Term of Office  . . . . . . . . . . . . . . .   13
Section 4.03  Compensation  . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 4.04  Resignation   . . . . . . . . . . . . . . . . . . . . . . . .   13
Section 4.05  Removal   . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Section 4.06  Vacancies   . . . . . . . . . . . . . . . . . . . . . . . . .   14
Section 4.07  Authority and Duties  . . . . . . . . . . . . . . . . . . . .   14
Section 4.08  Surety Bonds  . . . . . . . . . . . . . . . . . . . . . . . .   15

                                    ARTICLE V
                                      Stock

Section 5.01  Issuance of Shares  . . . . . . . . . . . . . . . . . . . . .   15
Section 5.02  Stock Certificates; Uncertificated Shares   . . . . . . . . .   16
Section 5.03  Consideration for Shares  . . . . . . . . . . . . . . . . . .   16
Section 5.04  Lost Certificates   . . . . . . . . . . . . . . . . . . . . .   16
Section 5.05  Transfer of Shares  . . . . . . . . . . . . . . . . . . . . .   16
Section 5.06  Holders of Record   . . . . . . . . . . . . . . . . . . . . .   17
Section 5.07  Shares Held for Account of Another  . . . . . . . . . . . . .   17
Section 5.08  Transfer Agents, Registrars and Paying Agents   . . . . . . .   17

                                   ARTICLE VI
                                 Indemnification

Section 6.01  Definitions   . . . . . . . . . . . . . . . . . . . . . . . .   17
Section 6.02  Right to Indemnification  . . . . . . . . . . . . . . . . . .   18
Section 6.03  Advancement of Expenses   . . . . . . . . . . . . . . . . . .   19
Section 6.04  Burden of Proof   . . . . . . . . . . . . . . . . . . . . . .   19
Section 6.05  Notification and Defense of Claim   . . . . . . . . . . . . .   20
Section 6.06  Notice to Shareholders of Indemnification of Director   . . .   20
Section 6.07  Enforcement   . . . . . . . . . . . . . . . . . . . . . . . .   21
Section 6.08  Proceedings by a Party  . . . . . . . . . . . . . . . . . . .   21
Section 6.09  Subrogation   . . . . . . . . . . . . . . . . . . . . . . . .   21
Section 6.10  Other Payments  . . . . . . . . . . . . . . . . . . . . . . .   21
Section 6.11  Insurance   . . . . . . . . . . . . . . . . . . . . . . . . .   21
Section 6.12  Indemnification of Officers, Employees, Fiduciaries
              and Agents  . . . . . . . . . . . . . . . . . . . . . . . . .   22
Section 6.13  Other Rights and Remedies   . . . . . . . . . . . . . . . . .   22
Section 6.14  Applicability; Effect   . . . . . . . . . . . . . . . . . . .   22
Section 6.15  Severability  . . . . . . . . . . . . . . . . . . . . . . . .   22

                                   ARTICLE VII
                                  Miscellaneous

Section 7.01  Voting of Securities by the Corporation   . . . . . . . . . .   23
Section 7.02  Seal  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Section 7.03  Fiscal Year   . . . . . . . . . . . . . . . . . . . . . . . .   23
Section 7.04  Amendments  . . . . . . . . . . . . . . . . . . . . . . . . .   23

                                     BYLAWS

                                       OF

                          AIR DRILLING SERVICES, INC.



                                   ARTICLE I


                                    Offices

              Section 1.01 Business Offices. The corporation may have such offices, either within or outside Wyoming, as the Board of Directors may from time to time determine or as the business of the corporation may require.

              Section 1.02 Registered Office. The registered office shall be maintained in Wyoming and shall be as set forth in the Articles of Incorporation, unless changed as provided by law.

                                   ARTICLE II

                                  Shareholders

              Section 2.01 Annual Meeting. An annual meeting of the shareholders shall be held on the third Tuesday in the month of May in each year, or on such other date as may be determined by the board of directors, beginning with the year 1996, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting is a legal holiday in Wyoming, the meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as conveniently may be. Failure to hold an annual meeting as required by these bylaws shall not invalidate any action taken by the board of directors or officers of the corporation.

              Section 2.02 Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or the board of directors, and shall be called by the president or the board of directors at the written, dated and executed, demand of the holders of not less than one-tenth of all the votes of the corporation entitled to be cast on any proposed issue to be considered. A written demand shall contain the purpose or purposes for which the meeting shall be held. Notice of the special meeting must be given not less than 10 days nor more than 60 days before the date of the meeting.

              Section 2.03 Place of Meetings. Each meeting of the shareholders shall be held at such place, either within or outside Wyoming, as may be designated in the notice of meeting, or, if no place is designated in the notice, at the principal office of the corporation if in Wyoming or, if the principal office is not located in Wyoming, at the registered office of the corporation in Wyoming.

              Section 2.04 Notice of Meetings. Except as otherwise required by law, written notice of each meeting of the shareholders stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given, either personally (including delivery by private courier) or by first class, certified or registered mail, to each shareholder of record entitled to notice of such meeting, not less than 10 nor more than 60 days before the date of the meeting, except that if the authorized shares of the corporation are to be increased, at least 30 days notice shall be given, and, if the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the corporation not in the usual and regular course of business is to be voted on, at least 20 days notice shall be given. Such notice shall be deemed to be given in person when delivered to the shareholder by telephone, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication or by mail or private carrier. If mailed, such notice shall be deemed to be given as to each shareholder when deposited in the United States mail, addressed to the shareholder at the shareholder's address shown on the corporation's current record of shareholders, with postage thereon prepaid, but, if three successive notices mailed to the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to the corporation. Written notice to the corporation may be addressed to its registered agent at its registered address or to the corporation or its secretary at its principal office. Notice is effective on the earliest of the date received, five days after mailing or the date shown on the return receipt, if applicable. If a meeting is adjourned to another time or place, notice need not be given if the time and place thereof are announced at the meeting, unless the adjournment is for more than 30 days or if after the adjournment a new record date is fixed, in either of which case notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting in accordance with the foregoing provisions of this Section 2.04.

              Section 2.05 Waiver of Notice. Whenever notice is required by law, the articles of incorporation or these bylaws to be given to any shareholder, a waiver thereof in writing signed by the shareholder entitled to such notice, whether before, at or after the time stated therein, shall be equivalent to the giving of such notice. By attending a meeting, a shareholder
(a) waives objection to lack of notice or defective notice of such meeting unless the shareholder, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting because of lack of notice or defective notice, and (b) waives object to consideration at such meeting of a particular matter not within the purpose or purposes described in the notice of such meeting unless the shareholder objects to considering the matter when it is presented.

              Section 2.06 Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 70 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. A record date fixed for the purpose of determining shareholders entitled to notice of a meeting of the shareholders shall be fixed not less than 10 days immediately preceding such meeting (30 days if the authorized stock is to be increased, 20 days if the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the corporation not in the usual and regular course of business is to be considered). If no record date is so fixed, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring the dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of the shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof. Notwithstanding the foregoing provisions of this Section, the record date for determining shareholders entitled to take action without a meeting as provided in Section 2.14 below shall be the date specified in such Section.

              Section 2.07 Shareholders' List. After fixing the record date, the officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the shareholders entitled to be given notice of the meeting or any adjournment thereof. The list shall be arranged by voting groups, if applicable, and within each voting group by class or series of shares, shall be alphabetical within each class or series, and shall show the address of, and the number of shares of each class and series that are held by, each shareholder. For a period of 10 days before such meeting or two business days after notice of the meeting is given, whichever is earlier, this record shall be kept on file at the principal office of the corporation, whether within or outside Wyoming, and shall be subject to inspection by any shareholder or his agent or attorney for any purpose germane to the meeting at any time during usual business hours. Such record shall also be produced and kept open at the time and place of the meeting and any adjournment thereof and shall be subject to the inspection of any shareholder or his agent or attorney for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of the shareholders.

              Section 2.08 Proxies. At any meeting of the shareholders, a shareholder may vote by proxy. Without limiting the manner in which a shareholder may appoint a proxy to vote or otherwise act for the shareholder, the following shall constitute valid means of such appointment: (a) a shareholder may appoint a proxy by signing an appointment form, either personally or by the shareholder's attorney-in-fact; or (b) a shareholder may appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype or other electronic transmission providing a written statement of the appointment to the proxy, to a proxy solicitor, proxy support service organization or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation; except that the transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. Such appointment of a proxy shall be filed with the corporation before or at the time of the meeting. No appointment of a proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the appointment form.

              Section 2.09 Quorum and Voting Rights. At all meetings of shareholders, a majority of the outstanding shares of the corporation entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum with respect to each matter. If a quorum is present, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater proportion or number is otherwise required by law, the articles of incorporation or these bylaws. Notwithstanding the foregoing, an amendment to the articles of incorporation that adds, changes or deletes a greater quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.
In the absence of a quorum on any matter, a majority of the shares so represented may adjourn the meeting with respect to such matter from time to time for a period not to exceed 60 days at any one adjournment. At any such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting.

              Section 2.10 Conflict of Interest Transaction. (a) A conflict of interest transaction is a transaction with the corporation in which a director of the corporation has a direct or indirect interest. A conflict of interest transaction is not voidable by the corporation solely because of the director's interest in the transaction if any one (1) of the following is true:

              (i) The material facts of the transaction and the director's interest were disclosed or known to the board of directors or a committee of the board of directors and the board of directors or committee authorized, approved or ratified the transaction;

              (ii) The material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved or ratified the transaction; or

              (iii)  The transaction was fair to the corporation.

       (b) For purposes of this section, a director of the corporation has an indirect interest in a transaction if:

              (i) Another entity in which he has a material financial interest or in which he is a general partner is a party to the transaction; or

              (ii) Another entity of which he is a director, officer or trustee is a party to the transaction and the transaction is or should be considered by the board of directors of the corporation.

       (c) For purposes of paragraph (a)(i) of this section, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors on the board of directors or on the committee who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved or ratified under this section by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize, approve or ratify the transaction, a quorum is present for the purpose of taking action under this section. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken under paragraph (a)(i) of this section if the transaction is otherwise authorized, approved or ratified as provided in that paragraph.

       (d) For purposes of paragraph (a)(ii) of this section, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection. Shares owned by or voted under the control of a director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in paragraph (b)(i) of this section, may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under paragraph (a)(ii) of this section. The vote of those shares, however, is counted in determining whether the transaction is approved under other sections of this act. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this section.

              Section 2.11  Voting of Shares.  Subject to the provisions of
Section 2.06, each outstanding share of record, regardless of class, is entitled to one vote, and each outstanding fractional share of record is entitled to a corresponding fractional vote, on each mater submitted to a vote of the shareholders either at a meeting thereof or pursuant to Section 2.14, except to the extent that the voting rights of the shares of any class or classes are limited, increased or denied by the articles of incorporation as permitted by the Act. In the election of directors, each record holder of stock entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, and for whose election he has the right to vote. Cumulative voting shall not be allowed.

              Section 2.12  Voting of Shares by Certain Holders.

                     (a) Shares Held or Controlled by the Corporation. No shares held by another corporation shall be voted at any meeting or counted in determining a quorum if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation.

                     (b) Shares Held by Another Corporation. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine.

                     (c) Shares Held by More Than One Person. Shares standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, voting with respect to the shares shall have the following effects: (i) if only one person votes, his act binds all; (ii) if two or more persons vote, the act of the majority so voting binds all; (iii) if two or more persons vote, but the vote is evenly split on any particular matter, each faction may vote the shares in question proportionally, or any person voting the shares of a beneficiary, if any, may apply to any court of competent jurisdiction in Wyoming to appoint an additional person to act with the persons so voting the shares, in which case the shares shall be voted as determined by a majority of such persons; and (iv) if a tenancy is held in unequal interests, a majority or even split for the purposes of subparagraph (iii) shall be a majority or even split in interest. The foregoing effects of voting shall not be applicable if the secretary of the corporation is given written notice of alternative voting provisions and is furnished with a copy of the instrument or order wherein the alternative voting provisions are stated.

                     (d)    Shares Held in Trust or by a Personal
Representative. Shares held by an administrator, executor, guardian, conservator or other personal representative may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

                     (e) Shares Held by a Receiver. Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

                     (f) Pledged Shares. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                     (g)    Redeemable Shares Called for Redemption.
Redeemable shares that have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank, trust company or other financial institution with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

                     (h) Shares Held in a Fiduciary Capacity. The corporation may vote any shares, including its own shares, held by it in a fiduciary capacity.

              Section 2.13 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any document. Unless the consent specifies a different effective date, action taken without a meeting pursuant to a consent in writing as provided herein shall be effective when all shareholders entitled to vote on the subject matter have signed the consent. The record date for determining shareholders entitled to take action without a meeting or entitled to be given notice is the date a writing upon which the action is taken is first received by corporation. All consents signed pursuant to this Section 2.14 shall be either delivered to the corporation or received by the corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the corporation with a complete copy thereof, including a copy of the signatures for inclusion in the minutes or for filing with the corporate records. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation before the corporation has actually received consents signed by all shareholders, regardless of the effective date reflected in the consents or at any time before a specified effective date if the date specified in the consent is subsequent to the date the signed consents are received. Unless otherwise provided by the articles of incorporation, one or more shareholders may participate in a meeting of the shareholders by, or the meeting may be conducted through the use of, any means of communication equipment by which all persons participating in the meeting can hear each other at the same time.
Such participation shall constitute presence in person at the meeting.

                                  ARTICLE III

                               Board of Directors

              Section 3.01 General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the board of directors, except as otherwise provided by law, the articles of incorporation or these bylaws.

              Section 3.02 Number, Tenure and Qualifications. The number of directors of the corporation shall be as fixed from time to time by resolution of the board of directors or shareholders. Except as provided in Sections 2.01 and 3.05, directors shall be elected at each annual meeting of the shareholders. Each director shall hold office until the next annual meeting of the shareholders and thereafter until his successor shall have been elected and qualified, or until his earlier death, resignation or removal. Directors must be natural persons at least 18 years old but need not be residents of Wyoming or shareholders of the corporation.

              Section 3.03 Resignation. Any director may resign at any time by giving written notice to the corporation. A director's resignation is effective when it is received by the corporation unless the notice specifies a later effective date, and the acceptance of such resignation shall not be necessary to make it effective.

              Section 3.04 Removal. At a meeting called expressly for that purpose, the entire board of directors or any lesser number may be removed, with or without cause, only if the number of votes cast in favor of removal exceeds the number of votes cast against removal by those shares then entitled to vote at an election of directors; except that if the holders of shares of any class of stock are entitled to elect one or more directors by the provisions of the articles of incorporation, the provisions of this Section
3.04 shall apply, with respect to the removal of a director or directors so elected by such class, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole. Any reduction in the authorized number of directors shall not have the effect of shortening the term of any incumbent director unless such director is also removed from office in accordance with this Section 3.04.

              Section 3.05 Vacancies. Unless otherwise required in the articles of incorporation, any vacancy occurring in the board of directors, including vacancies due to an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum, or by the affirmative vote of two directors if there are only two directors remaining, or by a sole remaining director, or by the shareholders if there are no directors remaining. The term of a director elected by the directors in office to fill a vacancy expires at the next annual shareholders' meeting at which directors are elected. The term of a director elected by the shareholders to fill a vacancy shall be the unexpired term of his or her predecessor in office; except that, if the director's predecessor had been elected by the directors in office to fill a vacancy, the term of a director elected by the shareholders shall be the unexpired term of the last predecessor elected by the shareholders. If the vacant office was held by a director elected by a voting group of shareholders: (a) if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office; and (b) only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

              Section 3.06 Regular Meetings. A regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of the shareholders, or as soon thereafter as conveniently may be, at the time and place, either within or outside Wyoming, determined by the board, for the purpose of electing officers and for the transaction of such other business as may come before the meeting. Failure to hold such meeting, however, shall not invalidate any action taken by any officer then or thereafter in office. The board of directors may provide, by resolution, the time and place, either within or outside Wyoming, for the holding of additional regular meetings without other notice than such resolution.

              Section 3.07 Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any director. The person or persons authorized to call special meetings of the board of directors may fix any convenient place, either within or outside Wyoming, as the place for holding any special meeting of the board called by them.





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              Section 3.08  Meetings by Telephone.  Unless otherwise provided by the articles of incorporation, one or more members of the board of directors may participate in a meeting of the board by, or the meeting may be conducted through the use of, any communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

              Section 3.09 Notice of Meetings. Notice of each meeting of the board of directors (except those regular meetings for which notice is not required) stating the place, day and hour of the meeting shall be given to each director at least two days prior thereto by the mailing of written notice by first class, certified or registered mail, or at least two days prior thereto by personal delivery (including delivery by private courier to the director or delivered to the last address of the director furnished by him to the corporation for such purpose) of written notice or by telephone, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication, except that, in the case of a meeting to be held pursuant to Section 3.08, notice may be given by telephone one day prior thereto. The method of notice need not be the same to each director. Notice shall be deemed to be given at the earliest of (a) the date received, but, if the director is no longer at the address of record, then the date delivery was attempted; (b) five days after mailing; or (c) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the notice of such meeting unless otherwise required by statute.

              Section 3.10 Waiver of Notice. Whenever notice is required by law, the articles of incorporation or these bylaws to be given to the directors, a waiver thereof in writing signed by the director entitled to such notice, whether before, at or after the time stated therein, shall be equivalent to the giving of such notice. Such waiver shall be delivered to the corporation for filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver. A director's attendance at, or participation in a meeting, waives any required notice to him or her of the meeting unless: (a) at the beginning of the meeting, or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting; or (b) if special notice was required of a particular purpose, the director objects to transacting business with respect to the purpose for which such special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose. Neither the business to be transacted at nor the purpose of any meeting of the board of directors need be specified in the waiver of notice of such meeting unless otherwise required by statute.

              Section 3.11 Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the director: (a) objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; (b) contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the





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minutes of such meeting; or (c) causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of such meeting before its adjournment or by the corporation immediately after adjournment of such meeting. The right of dissent or abstention as to a specific action taken at a meeting of the board is not available to a director who votes in favor of such action.

              Section 3.12 Quorum and Voting Rights. Except as otherwise may be required by law, the articles of incorporation or these bylaws, a majority of the number of directors fixed in accordance with these bylaws, present in person, shall constitute a quorum for the transaction of business at any meeting of the board of directors, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than an announcement at the meeting, until a quorum shall be present. No director may vote or act by proxy or power of attorney at any meeting of directors.

              Section 3.13 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by all of the directors. Such consent (which may be signed in counterparts) shall have the same force and effect as a unanimous vote of the directors and may be stated as such in any document. Unless the consent specifies a different effective date, action taken without a meeting pursuant to a consent in writing as provided herein is effective when all directors have signed the consent; however, the consent shall not be effective if, before all of the directors have signed the consent, any director has revoked his or her consent by a writing signed by the director and received by the secretary or any other person authorized by the bylaws or the board of directors to receive such a revocation. All consents signed pursuant to this
Section 3.13 shall be delivered to the secretary of the corporation for inclusion in the minutes or for filing with the corporate records.

              Section 3.14 Executive and Other Committees. The board of directors, by resolution adopted by a majority of the directors in office when the action is taken, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in the resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and affairs of the corporation, except that no such committee shall have the power or authority to (a) authorize distributions, (b) approve or propose to the shareholders actions or proposals required by law to be approved by the shareholders, (c) fill vacancies on the board of directors or any committee thereof, including any committee authorized by this Section 3.14,
(d) adopt, amend or repeal the bylaws, (e) approve a plan of merger not requiring shareholder approval, (f) amend articles of incorporation to the extent permitted by law to be amended by the full board of directors, (g) authorize or approve reacquisition of shares of the corporation, except according to a formula or method prescribed by the board of directors, or (h) authorize or approve the issuance or sale of shares, or any contract for the sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares; except that the board of directors may authorize a committee or an officer to do so within limits specifically





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prescribed by the board of directors.  The delegation of authority to any committee shall not operate to relieve the board of directors or any member of the board from any responsibility imposed by law. Subject to the foregoing, the board of directors may provide such powers, limitations and procedures for such committees as the board deems advisable; except that each committee shall be governed by the procedures set forth in Sections 3.06 (except as they relate to an annual meeting) and 3.07 through 3.13 as if the committee were the board of directors. Each committee shall keep regular minutes of its meetings, which shall be reported to the board of directors when required and submitted to the corporation for inclusion in the corporate records.

              Section 3.15 Compensation. By resolution of the board of directors, notwithstanding the provisions of Section 2.10, a director may be paid his expenses, if any, of attendance at each meeting of the board of directors and each meeting of any committee of the board of which he is a member and may be paid a fixed sum for attendance at each such meeting or a stated salary, or both a fixed sum and a stated salary. Subject to Section 2.10, no such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                    Officers

              Section 4.01 Number and Qualifications. the officers of the corporation shall consist of a president, a secretary, a treasurer and such other officers, including a chairman of the board, one or more vice-presidents and a controller, as may from time to time be appointed by the board. In addition, the board of directors or the president may appoint such assistant and other subordinate officers, including assistant vice-presidents, assistant secretaries and assistant treasurers, as it or he shall deem necessary or appropriate. Any number of offices may be held by the same person. An officer shall be a natural person who is at least 18 years old.

              Section 4.02 Appointment and Term of Office. Except as provided in Sections 4.01 and 4.06, the officers of the corporation shall be appointed by the board of directors annually at the first meeting of the board held after each annual meeting of the shareholders as provided in Section 3.06. If the appointment of officers shall not be held as provided herein, such appointment shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly appointed and shall have qualified, or until the expiration of his term in office if appointed for a specified period of time, or until his earlier death, resignation or removal.

              Section 4.03 Compensation. Officers shall receive such compensation for their services as may be authorized or ratified by the board of directors and no officer shall be prevented from receiving compensation by reason of the fact that he is also a director of the corporation. Appointment as an officer shall not of itself create a contract or other right to compensation for services performed as such officer.

              Section 4.04 Resignation. Any officer may resign at any time, subject to any rights or obligations under any existing contracts between





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the officer and the corporation, by giving written notice of resignation to the corporation. A resignation of an officer is effective when the notice is received by the corporation unless the notice specifies a later effective date. If a resignation is made effective at a later date, the board of directors may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date, or the board of directors may remove the officer at any time before the effective date and may fill the resulting vacancy. An officer's resignation shall take effect at the time specified in such notice and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. An officer's resignation does not affect the corporation's contract rights, if any, with the officer.

              Section 4.05 Removal. Any officer may be removed with or without cause at any time by the board of directors or, in the case of assistant and other subordinate officers, by the board of directors or the president (whether or not such officer was appointed by the president) whenever in its or his judgment, as the case may be, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The appointment of an officer shall not in itself create contract rights.

              Section 4.06 Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors or, if such office may be filled by the president as provided in Section 4.01, by the president, for the unexpired portion of the term.

              Section 4.07 Authority and Duties. The officers of the corporation shall have the authority and shall exercise the powers and perform the duties specified below and as may be additionally specified by the president, the board of directors or these bylaws (and, in all cases where the duties of any officer are not prescribed by the bylaws or by the board of directors, such officer shall follow the orders and instructions of the president), except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

                     (a) President. The president shall, subject to the direction and supervision of the board of directors, (i) be the chief executive officer of the corporation and have general and active control of its affairs and business and general supervision of its officers, agents and employees;
(ii) unless there is a chairman of the board, preside at all meetings of the shareholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to the office of president and as from time to time may be assigned to him by the board of directors.

                     (b) Vice-Presidents. The vice-president, if any (or, if there is more than one, then each vice-president), shall assist the president and shall perform such duties as may be assigned to him by the president or by the board of directors. The vice-president, if there is one (or, if there is more than one, then the vice-president designated by the board of directors, or, if there be no such designation, then the vice-presidents in order of their election), shall, at the request of the president or, in his absence or inability or refusal to act, perform the duties of the president and when so acting





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shall have all the powers of and be subject to all the restrictions upon the president. Assistant vice-presidents, if any, shall have such powers and perform such duties as may be assigned to them by the president or by the board of directors.

                     (c) Secretary. The secretary shall: (i) prepare and maintain the minutes of the proceedings of the shareholders, the board of directors and any committees of the board; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law;
(iii) be custodian of the corporate records and of the seal of the corporation;
(iv) keep at the corporation's registered office or principal place of business within or outside Wyoming a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (v) have general charge of the stock books of the corporation, unless the corporation has a transfer agent; (vi) authenticate records of the corporation; and (vii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

                     (d) Treasurer. The treasurer shall: (i) be the principal financial officer of the corporation and have the care and custody of all its funds, securities, evidences of indebtedness and other personal property and deposit the same in accordance with the instructions of the board of directors; (ii) receive and give receipts and acquittances for moneys paid in on account of the corporation, and pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) unless there is a controller, be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations; (iv) upon request of the board, make such reports to it as may be required at any time; and (v) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the board of directors or the president. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision by the treasurer.

              Section 4.08 Surety Bonds. The board of directors may require any officer or agent of the corporation to execute to the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                   ARTICLE V

                                     Stock

              Section 5.01 Issuance of Shares. The issuance or sale by the corporation of any shares of its authorized capital stock of any class





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shall be made only upon authorization by the board of directors, except as otherwise may be provided by law. No shares shall be issued until full consideration has been received therefor. Every issuance of shares shall be recorded on the books maintained for such purpose by or on behalf of the corporation.

              Section 5.02 Stock Certificates; Uncertificated Shares. The shares of stock of the corporation shall be represented by certificates, except that the board of directors may authorize the issuance of any class or series of stock of the corporation without certificates as provided by law. If shares are represented by certificates, such certificates shall be signed either manually or in facsimile in the name of the corporation by one or more officers designated in the bylaws or by the board of directors and sealed with the seal of the corporation or with a facsimile thereof. If the issuing corporation is authorized to issue different classes of shares or different series within a class, the share certificate shall contain a summary, on the front or the back, of the designations, preferences, limitations and relative rights applicable to each class, the variations in preferences, limitations and rights determined for each series, and the authority of the board of directors to determine variations for future classes or series. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish to the shareholder this information on request in writing and without charge. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid. Certificates of stock shall be in such form consistent with law as shall be prescribed by the board of directors.

              Section 5.03 Consideration for Shares. Shares shall be issued for such consideration expressed in dollars as shall be fixed from time to time by the board of directors. Such consideration shall consist of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation; however, the promissory note of a subscriber or an affiliate of the subscriber for shares shall not constitute consideration for the shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. For the purposes of this Section, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a nonrecourse note.

              Section 5.04 Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The board of directors may in its discretion require a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

              Section 5.05 Transfer of Shares. Upon presentation and surrender to the corporation or to the corporation's transfer agent of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, payment of all transfer taxes, if any, and the satisfaction of any other requirements of law, including inquiry into and discharge of any adverse claims of which the corporation has notice, the corporation or the transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transfer on the books





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maintained for such purpose by or on behalf of the corporation.  No transfer of shares shall be effective until it has been entered on such books. The corporation or the corporation's transfer agent may require a signature guaranty or other reasonable evidence that any signature is genuine and effective before making any transfer. Transfers of uncertificated shares shall be made in accordance with applicable provisions of law.

              Section 5.06 Holders of Record. The corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the laws of Wyoming.

              Section 5.07 Shares Held for Account of Another. The board of directors, in the manner provided by the Act, may adopt a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. Upon receipt by the corporation of a certification complying with such procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth therein, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

              Section 5.08 Transfer Agents, Registrars and Paying Agents. The board of directors may at its discretion appoint one or more transfer agents, registrars or agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Wyoming. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI

                                Indemnification

              Section 6.01 Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:

                     (a) "Corporation" includes any domestic or foreign entity that is a predecessor of the Corporation by reason of a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                     (b) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or





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beneficiaries of the plan.  "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

                     (c)    "Expenses" includes counsel fees.

                     (d) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable Expenses.

                     (e) "Official Capacity" means, when used with respect to a Director, the office of Director in the Corporation and, when used with respect to a person other than a Director as contemplated in section 7-109-107 of the Act (an officer, employee, fiduciary and agent), the office in the Corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary or agent on behalf of the Corporation. "Official Capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

                     (f) "Party" includes a person who was, is or is threatened to be made a named defendant or respondent in a proceeding.

                     (g) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

              Section 6.02 Right to Indemnification. Subject to Section 6.04, the Corporation shall indemnify any person made a Party because the person is or was a Director to a Proceeding against Liability incurred in, relating to, or as a result of, the Proceeding to the fullest extent permitted by law, including without limitation in circumstances in which, in the absence of this
Section 6.02, indemnification would be discretionary under the Act if: (a) the person conducted himself or herself in good faith; (b) the person reasonably believed: (I) in the case of conduct in an Official Capacity with the Corporation, that his or her conduct was in the Corporation's best interests; and (II) in all other cases, that his or her conduct was at least not opposed to the Corporation's best interests; and (c) in the case of any criminal Proceeding, the person had no reasonable cause to believe his or her conduct was unlawful. A Director's conduct with respect to an employee benefit plan for a purpose the Director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of (b)(II) above. A Director's conduct with respect to an employee benefit plan for a purpose that the Director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of (a) above. The termination of a Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the Director did not meet the standard of conduct described in this section. However, the Corporation may not indemnify a Director under this section: (a) in connection with a Proceeding by or in the right of the Corporation in which the Director was adjudged liable to the Corporation; or (b) in connection with any other Proceeding charging that the Director derived an improper personal benefit, whether or not involving action, in an Official Capacity, in which Proceeding the Director was adjudged liable on the basis that he or she derived an improper personal benefit. Indemnification





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permitted under this section in connection with a Proceeding by or in the right of the Corporation is limited to reasonable Expenses incurred in connection with the Proceeding.

              In addition to the foregoing, the Corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any Proceeding to which the person was a Party because the person is or was a Director, against reasonable Expenses incurred by him or her in connection with the Proceeding.

              Section 6.03 Advancement of Expenses. The Corporation may pay for or reimburse the reasonable Expenses incurred by a Director who is a Party to a Proceeding in advance of final disposition of the Proceeding if: (a) the Director furnishes to the Corporation a written affirmation of the Director's good faith belief that he or she has met the standard of conduct described in section 6.02; (b) the Director furnishes to the Corporation a written undertaking, executed personally or on the Director's behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this article. The undertaking required by (b) of this section shall be an unlimited general obligation of the Director but need not be secured and may be accepted without reference to financial ability to make repayment.

              Section 6.04 Burden of Proof. The Corporation may not indemnify a Director under Section 6.02 unless authorized in the specific case after a determination has been made that indemnification of the Director is permissible in the circumstances because the Director has met the standard of conduct set forth in Section 6.02. The Corporation shall not advance Expenses to a Director under Section 6.03 unless authorized in the specific case after the written affirmation and undertaking are received and the determination required by Section 6.03 has been made. The determinations required by this section shall be made: (a) by the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those Directors not parties to the Proceeding shall be counted in satisfying the quorum; or (b) if a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more Directors not parties to the Proceeding; except that Directors who are parties to the Proceeding may participate in the designation of Directors for the committee. If a quorum cannot be obtained as contemplated in
(a) above, and a committee cannot be established under (b) above, or, even if a quorum is obtained or a committee is designated, if a majority of the Directors constituting such quorum or such committee so directs, the determination required to be made by this section shall be made: by independent legal counsel selected by a vote of the board of directors or the committee or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or by the shareholders. Authorization or indemnification and advance of Expenses shall be made in the same manner as the determination that indemnification or advance of Expenses is permissible; except that, if the determination that indemnification or advance of Expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of Expenses shall be made by the body that selected such counsel.





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              Section 6.05  Notification and Defense of Claim.  Promptly after receipt by a Party of notice of the commencement of any Proceeding, the Party shall, if a claim in respect thereof is to be made against the Corporation under this Article, notify the Corporation in writing of the commencement thereof; provided, however, that delay in so notifying the Corporation shall not constitute a waiver or release by the Party of any rights under this Article. With respect to any such Proceeding: (a) the Corporation shall be entitled to participate therein at its own expense; (b) any counsel representing the Party to be indemnified in connection with the defense or settlement thereof shall be counsel mutually agreeable to the Party and to the Corporation; and (c) the Corporation shall have the right, at its option, to assume and control the defense or settlement thereof, with counsel satisfactory to the Party. If the Corporation assumes the defense of the Proceeding, the Party shall have the right to employ its own counsel, but the fees and Expenses of such counsel incurred after notice form the Corporation of its assumption of the defense of such Proceeding shall be at the expense of the Party unless (i) the employment of such counsel has been specifically authorized by the Corporation, (ii) the Party shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Party in the conduct of the defense of such Proceeding, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding. Notwithstanding the foregoing, if an insurance carrier has supplied directors' and officers' liability insurance covering a Proceeding and is entitled to retain counsel for the defense of such Proceeding, then the insurance carrier shall retain counsel to conduct the defense of such Proceeding unless the Party and the Corporation concur in writing that the insurance carrier's doing so is undesirable. The Corporation shall not be liable under this Article for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner that would impose any penalty or limitation on a Party without the Party's written consent. Consent to a proposed settlement of any Proceeding shall not be unreasonably withheld by either the Corporation or the Party.

              Section 6.06 Notice to Shareholders of Indemnification of Director. If the Corporation indemnifies or advances Expenses to a Director under this Article in connection with a Proceeding by or in the right of the Corporation, the Corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

              Section 6.07 Enforcement. The right to indemnification and advancement of Expenses granted by this Article shall be enforceable in any court of competent jurisdiction if the Corporation denies the claim, in whole or in part, or if no disposition of such claim is made within 90 days after the written request for indemnification or advancement of Expenses is received. If successful in whole or in part in such suit, the Party's Expenses incurred in bringing and prosecuting such claim shall also be paid by the Corporation. Whether or not the Party has met any applicable standard of conduct, been adjudged liable to the Corporation or derived improper personal benefit, the court in such suit may order indemnification or the advancement of Expenses as the court deems proper (subject to any express limitation of the Act).
Further, the Corporation shall indemnify a Party from and against any and all Expenses and, if requested by the Party, shall





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(within 10 business days of such request) advance such Expenses to the Party which are incurred by the Party in connection with any claim asserted against or suit brought by the Party for recovery under any directors' and officers' liability insurance policies maintained by the Corporation, regardless of whether the Party is unsuccessful in whole or in part in such claim or suit.

              Section 6.08 Proceedings by a Party. The Corporation shall indemnify, advance or reimburse Expenses incurred by a Director in connection with an appearance as a witness in a Proceeding at a time when he or she has not been made a named defendant or respondent in the Proceeding.

              Section 6.09 Subrogation. In the event of any payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified Party, who shall execute all papers and do everything that may be necessary to assure such rights of subrogation to the Corporation.

              Section 6.10 Other Payments. The Corporation shall not be liable under this Article to make any payment in connection with any Proceeding against or involving a Party to the extent the Party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of the amounts otherwise indemnifiable hereunder. A Party shall repay to the Corporation the amount of any payment the Corporation makes to the Party under this Article in connection with any Proceeding against or involving the Party, to the extent the Party has otherwise actually received payment (under any insurance policy, agreement or otherwise) of such amount.

              Section 6.11 Insurance. The Corporation may purchase and maintain insurance on behalf of a person who is or was a Director, officer, employee, fiduciary or agent of the Corporation, or who, while a Director, officer, employee, fiduciary or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a Director, officer, employee, fiduciary or agent, whether or not the Corporation would have power to indemnify the person against the same liability under Section 6.02 and 6.12. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of Wyoming or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise.

              Section 6.12 Indemnification of Officers, Employees, Fiduciaries and Agents. An officer is entitled to mandatory indemnification and to apply for court-ordered indemnification under the Act, in each case to the same extent as a Director. The Corporation shall indemnify and advance expenses to an officer, employee, fiduciary or agent of the Corporation to the same extent as to a Director. In addition, the Corporation may also indemnify and advance expenses to an officer, employee, fiduciary or agent who is not a Director to a greater extent than provided to a Director, if not inconsistent





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with public policy, and if provided for by general or specific action of its board of directors or shareholders, or contract.

              Section 6.13 Other Rights and Remedies. The rights to indemnification and advancement of Expenses provided in this Article shall be in addition to any other rights to which a Party may have or hereafter acquire under any law, provision of the articles of incorporation, any other or further provision of these bylaws, vote of the shareholders or Directors, agreement or otherwise. The Corporation shall have the right, but shall not be obligated, to indemnify or advance Expenses to any agent of the Corporation not otherwise covered by this Article in accordance with and to the fullest extent permitted by the Act.

              Section 6.14 Applicability; Effect. The rights to indemnification and advancement of Expenses provided in this Article shall be applicable to acts or omissions that occurred prior to the adoption of this Article, shall continue as to any Party during the period such Party serves in any one or more of the capacities covered by this Article, shall continue thereafter so long as the Party may be subject to any possible Proceeding by reason of the fact that he served in any one or more of the capacities covered by this Article, and shall inure to the benefit of the estate an personal representatives of each such person. Any repeal or modification of this Article or of any section or provision hereof shall not affect any rights or obligations then existing. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and each Party covered hereby.

              Section 6.15 Severability. If any provision of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever
(a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, all portions of any sections of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Article (including, without limitation, all portions of any section of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of this Article that each Party covered hereby is entitled to the fullest protection permitted by law.

                                  ARTICLE VII

                                 Miscellaneous

              Section 7.01 Voting of Securities by the Corporation. Unless otherwise provided by resolution of the board of directors, on behalf of the corporation the president or any vice-president shall attend in person or by substitute appointed by him, or shall execute written instruments appointing a proxy or proxies to represent the corporation at, all meetings of the shareholders of any other corporation, association or other entity in which the corporation holds any stock or other securities, and may execute written waivers of notice with respect to any such meetings. At all such meetings and otherwise, the president or any vice-president, in person or by substitute or proxy as





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aforesaid, may vote the stock or other securities so held by the corporation and may execute written consents and any other instruments with respect to such stock or securities and may exercise any and all rights and powers incident to the ownership of said stock or securities, subject, however, to the instructions, if any, of the board of directors.

              Section 7.02 Seal. The corporate seal of the corporation shall be in such form as adopted by the board of directors, and any officer of the corporation may, when and as required, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the corporation.

              Section 7.03 Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

              Section 7.04 Amendments. The directors may amend or repeal these bylaws unless the articles of incorporation or law reserve such power exclusively to the shareholders in whole or in part.

                                     (END)





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